Exhibit 99.1
THIRD QUARTER 2005
Supplemental Operating and Financial Data
All dollar amounts shown in this report are unaudited,
except for the December 31, 2004 Consolidated Balance Sheet.
This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy securities of Equity Office. Any offers to sell or solicitations to buy securities of Equity Office shall be made only by means of a prospectus approved for that purpose.

Equity Office Properties Trust
Table of Contents
September 30, 2005

PAGE
Corporate Data

Overview	1
Quarterly Events	2-5
Board of Trustees / Executive Officers / Equity Research Coverage/ Company Information / Senior Unsecured Debt Ratings / Tentative Conference Call Dates	6

Financial Information

Key Data	7-9
Press Release	10
Consolidated Statements of Operations	11
Consolidated Balance Sheets	12
Consolidated Statements of Cash Flows	13-14
Reconciliation of Net Income (Loss) to Funds From Operations (“FFO”)	15-16
Segment Information	17
Statements of Discontinued Operations	18
Earnings (Loss) Per Share	19
Net Free Cash Flow	20
Same Store Portfolio Segment Results	21
Property Joint Venture Information	22
Developments	23
Fixed and Variable Rate Consolidated Debt	24
Debt Summary	25-27
Debt Maturity and Mandatorily Redeemable Preferred Shares	28
Tenant Improvements and Leasing Costs	29
Tenant Improvements, Leasing Costs and Capital Improvements	30
Portfolio Summary	31

Total Office Portfolio Data

Gross Leasing Summary	32
Occupancy Summary	33
25 Largest Tenants	34
Lease Expiration Schedule	35-36
Rent Expiration by Market 2005 to 2007	37
Lease Distribution by Size	38
Distribution by Industry	39

Forward-Looking Statements	40

Equity Office Properties Trust
Corporate Data
September 30, 2005

Equity Office Properties Trust
Overview
September 30, 2005
Equity Office
     The use of the word “Equity Office” in this Supplemental Operating and Financial Data Report refers to Equity Office Properties Trust and its subsidiaries, including EOP Operating Limited Partnership (“EOP Partnership”), except where the context otherwise requires.
     Equity Office is the largest publicly traded owner and manager of office properties in the United States based upon equity market capitalization and square footage. At September 30, 2005, Equity Office had a national office portfolio comprised of whole or partial interests in 607 office buildings comprising approximately 113.1 million square feet in 18 states and the District of Columbia (“Total Office Portfolio”). Equity Office owned buildings in 26 markets and in 105 submarkets, enabling it to provide premium office space for a wide range of local, regional and national customers.
     Equity Office employs approximately 2,300 employees who provide real estate management, leasing, legal, financial and accounting, acquisition, disposition and marketing expertise throughout the portfolio.
     Equity Office’s Total Office Portfolio consists of 607 office buildings comprising 113.1 million square feet. Excluding partial interests not owned by us for certain properties owned in joint ventures, our share of the Total Office Portfolio is approximately 102.5 million square feet and is referred to as our “Effective Office Portfolio”. Our Effective Office Portfolio represents our economic interest in the office properties from which we derive the net income we recognize in accordance with GAAP. The Effective Office Portfolio square feet of approximately 102.5 million has not been reduced to reflect our minority interest partners’ share of EOP Partnership. Properties that have been taken out of service and properties under development are not included in these property statistics. Throughout this report we disclose information for both the Total Office Portfolio and the Effective Office Portfolio. The table below shows the property statistics for each portfolio.

		Total Office Portfolio		Effective Office Portfolio
	Number	Occupied		Occupied
As of September 30, 2005	of Buildings	Square Feet	Square Feet	Square Feet	Square Feet

Wholly-Owned Properties	543	76,298,077	85,853,754	76,298,077	85,853,754
Consolidated Joint Ventures	24	11,042,605	11,745,820	10,000,801	10,585,789
Unconsolidated Joint Ventures	40	13,568,770	15,495,702	5,240,395	6,061,563

Total	607	100,909,452	113,095,276	91,539,273	102,501,106

Weighted Average Occupancy		89.2%		89.3%

Weighted Average Leased		91.4%		91.3%

	Property Net Operating Income from Continuing
	Operations (“NOI”)
	Unencumbered	Encumbered	Total
	(Dollars in thousands)
Consolidated Properties	$356,787	$74,689	$431,476
Unconsolidated Joint Ventures	13,729	15,472	29,201

Total	$370,516	$90,161	$460,677

Percentage of Total NOI	80%	20%	100%

Office Portfolio Concentration
		Based on Property Net
	Based on	Operating Income from
	Effective Office Portfolio	Continuing Operations
	Square Feet	for the Three Months
Location	as of September 30, 2005	Ended September 30, 2005

CBD	40.6%	47.2%
Suburban	59.4%	52.8%

Total	100.0%	100.0%

	Portfolio Summary
		Percent of Total Property Net
	Percent of Effective Office	Operating Income from Continuing
	Portfolio Square Feet	Operations for the Three
Top 10 Markets	as of September 30, 2005	Months Ended September 30, 2005

Boston	11.6%	14.2%
San Francisco	8.5%	10.7%
New York	5.2%	9.6%
San Jose	6.4%	8.5%
Seattle	8.6%	8.4%
Los Angeles	7.1%	8.2%
Chicago	10.2%	7.1%
Washington D.C.	5.9%	6.7%
Orange County	5.9%	4.7%
Atlanta	6.6%	4.6%

Total	76.0%	82.6%

Equity Office Properties Trust
Quarterly Events
September 30, 2005

				Total Office Portfolio		Effective Office Portfolio
		Acquisition	Number	Purchase Price		Purchase Price
Property	Location	Date	of Buildings	(in thousands)	Square Feet	(in thousands)	Square Feet
Acquisitions during the nine months ended September 30, 2005:

Total for the six months ended June 30, 2005 (a):			18	$354,933	1,529,210	$354,933	1,529,210

During the third quarter 2005:
25 Mall Road	Burlington, MA	7/7/2005	1	54,750	277,647	54,750	277,647
The Lakes	Santa Rosa, CA	7/19/2005	5	21,505	135,332	21,505	135,332
333 Twin Dolphin Plaza	Redwood City, CA	7/28/2005	1	52,700	185,285	52,700	185,285
Stonebridge Plaza II	Austin, TX	8/19/2005	1	36,800	193,131	36,800	193,131
Clocktower Square (b)	Palo Alto, CA	9/27/2005	4	41,250	97,133	41,250	97,133
1095 Avenue of the Americas (c)	New York, NY	9/29/2005	—	504,600	—	504,600	—

Total for the third quarter 2005:			12	711,605	888,528	711,605	888,528

Total for the nine months ended September 30, 2005:			30	$1,066,538	2,417,738	$1,066,538	2,417,738

Acquisitions subsequent to quarter-end:

300 W. 6th Street	Austin, TX	10/4/2005	1	$131,685	446,637	$131,685	446,637
Waterfall Towers (d)	Santa Rosa, CA	10/11/2005	3	16,800	90,671	16,800	90,671
Redwood Business Park I (e)	Petaluma, CA	10/28/2005	4	16,531	101,201	16,531	101,201
Redwood Business Park II (f)	Petaluma, CA	10/28/2005	5	29,781	169,389	29,781	169,389
Redwood Business Park V (g)	Petaluma, CA	10/28/2005	1	9,640	57,587	9,640	57,587
Fountaingrove Executive Center Phase I	Santa Rosa, CA	10/28/2005	1	9,872	37,428	9,872	37,428

		Total	15	$214,309	902,913	$214,309	902,913

     On October 19, 2005, Equity Office made a $50.0 million investment in junior mezzanine debt as part of a debt refinancing on the 375 Park Avenue office property located in New York, NY. The mezzanine debt bears interest at a rate of 8.95% and matures in 2015. Equity Office will account for this investment as a note receivable.

(a)	The total purchase price for the assets acquired during the six months ended June 30, 2005 includes an acquisition of vacant land for approximately $7.6 million and the acquisition of Summit at Douglas Ridge II, a development property comprising approximately 93,349 square feet, for approximately $18.7 million. This is a development property and, therefore, is not included in the total number of buildings or total square feet owned by Equity Office.

(b)	This property is subject to a ground lease.

(c)	1095 Avenue of the Americas, which consists of one building comprising approximately 1,020,000 square feet, is classified as a development and, therefore, not included in the total number of buildings or total square feet owned by Equity Office as of September 30, 2005.

(d)	The purchase price for Waterfall Towers includes the assumption of approximately $7.7 million of mortgage debt.

(e)	The purchase price for Redwood Business Park I includes the assumption of approximately $10.4 million of mortgage debt.

(f)	The purchase price for Redwood Business Park II includes the assumption of approximately $18.2 million of mortgage debt.

(g)	The purchase price for Redwood Business Park V includes the assumption of approximately $6.4 million of mortgage debt.

Equity Office Properties Trust
Quarterly Events
September 30, 2005

				Total Office Portfolio		Effective Office Portfolio
			Number	Sales Price		Sales Price
Property	Location	Disposition Date	of Buildings	(in thousands)	Square Feet	(in thousands)	Square Feet
Dispositions during the nine months ended September 30, 2005:

Total for the six months ended June 30, 2005 (a):			73	$1,690,733	9,395,869	$1,575,929	8,960,880

During the third quarter 2005:
201 Mission Street and 580 California (b)	San Francisco, CA	7/6/2005	—	217,000	—	162,750	597,226
The Orchard	Sacramento, CA	7/14/2005	1	10,700	65,392	10,700	65,392
Stadium Towers Land and Retail Building	Anaheim, CA	7/18/2005	1	3,000	6,800	3,000	6,800
Texaco Center and 601 Garage	New Orleans, LA	7/25/2005	1	49,000	629,428	49,000	629,428
Meier Mountain View (buildings 5-10, 17 and 20) (c)	Mountain View, CA	7/27/2005	7	34,200	242,658	34,200	242,658
Ravendale at Central	Mountain View, CA	7/27/2005	2	10,100	80,450	10,100	80,450
Bayside Corporate Center	Foster City, CA	7/27/2005	2	7,000	84,925	7,000	84,925
Ridder Park	San Jose, CA	7/27/2005	1	19,600	83,841	19,600	83,841
Vintage Park Industrial and Vintage Park Office Building III	Foster City, CA	7/27/2005	6	25,200	162,094	25,200	162,094
Creekside I and II	San Jose, CA	7/27/2005	4	38,988	241,019	38,988	241,019
Aspect Telecommunications	San Jose, CA	7/27/2005	1	5,612	76,806	5,612	76,806
Redwood Shores	Redwood City, CA	7/27/2005	1	8,600	78,022	8,600	78,022
2500 City West, Brookhollow Central, Intercontinental Center and San Felipe Plaza	Houston, TX	8/4/2005	6	280,500	2,526,454	280,500	2,526,454
Meier Central South (buildings 1-4)	Santa Clara, CA	8/10/2005	4	8,104	83,831	8,104	83,831
Meier Central North (buildings 16 and 19)	Santa Clara, CA	8/10/2005	2	6,320	66,640	6,320	66,640
Meier Sunnyvale	Sunnyvale, CA	8/10/2005	1	2,279	22,400	2,279	22,400
Borregas Avenue	Sunnyvale, CA	8/10/2005	1	4,216	39,897	4,216	39,897
3045 Stender Way (d)	Santa Clara, CA	8/10/2005	—	2,506	—	2,506	—
Cupertino Business Center	Cupertino, CA	8/24/2005	2	10,400	64,680	10,400	64,680
Eighty Eighty Central, 9400 NCX and North Central Plaza Three	Dallas, TX	8/31/2005	3	95,358	1,009,838	95,358	1,009,838
Norris Tech Center	San Ramon, CA	9/21/2005	3	44,690	260,825	44,690	260,825

Total for the third quarter 2005:			49	883,373	5,826,000	829,123	6,423,226

Total for the nine months ended September 30, 2005:			122	$2,574,106	15,221,869	$2,405,052	15,384,106

Dispositions subsequent to quarter-end:

Four Forest Plaza and Lakeside Square (e)	Dallas, TX	10/14/2005	2	$75,000	791,652	$75,000	791,652
2 Oliver Street — 147 Milk Street	Boston, MA	10/18/2005	1	53,000	270,302	53,000	270,302

		Total	3	$128,000	1,061,954	$128,000	1,061,954

(a)	The number of buildings and total square feet sold during the six months ended June 30, 2005 exclude six buildings comprising 149,131 square feet that were previously taken out of service.

(b)	Equity Office sold a 75% interest in these two office properties which comprise 796,301 square feet. These two buildings will remain in our building count for the Total Office Portfolio and the Effective Office Portfolio and the total square feet of these buildings will remain in our Total Office Portfolio statistics. However, the square feet included in the Effective Office Portfolio will be reduced to reflect our remaining 25% ownership interest. The sales price shown for these properties for the Total Office Portfolio is derived by grossing up the sales price for the sale of our 75% interest to 100%.

(c)	Meier Mountain View building 17, which consists of one building and 27,790 square feet, was previously taken out of service and is not included in the seven buildings and 242,658 square feet.

(d)	3045 Stender Way, which consists of one building comprising 27,000 square feet, was previously taken out of service.

(e)	These properties were classified as held for sale at September 30, 2005.

Equity Office Properties Trust
Quarterly Events
September 30, 2005
Impact of Hurricane Katrina:
In August 2005, One Lakeway Center, Two Lakeway Center, and Three Lakeway Center located in Metairie, LA sustained extensive damage due to Hurricane Katrina. As a result, Equity Office incurred approximately $10.6 million of property damage, which is classified as insurance expense on the consolidated statements of operations, and approximately $1.9 million of lost rental revenue during the three months ended September 30, 2005. Equity Office may incur up to an additional $2.0 million of lost rental revenue during the fourth quarter 2005 based on the anticipated re-opening dates of each respective building.
Gains / Losses on Sales of Real Estate:
Equity Office recognized approximately $78.5 million and $182.4 million of gains on sales of real estate during the three months and nine months ended September 30, 2005, respectively, after allocations to minority interest partners, as shown below:

	For the three months	For the nine months
	ended 9/30/2005	ended 9/30/2005
	(Dollars in thousands)
Gain on partial sales of real estate included in Income from Continuing Operations	$47,406	$47,433
Gain on sales of real estate included in Discontinued Operations	31,098	147,288
Minority interests’ share in gains on sales of real estate	—	(29,699)
Equity Office’s share of gains on sales of real estate classified as income from unconsolidated joint ventures	29	17,405

Equity Office’s share of the gains on sales of real estate	$78,533	$182,427

In addition, Equity Office recognized non-cash charges of approximately $3.5 million and $384.1 million during the three months and nine months ended September 30, 2005, or $0.01 per share and $0.84 per share, respectively. The charges are related to the reduction in the intended holding period for assets that the company intends to sell, provisions for losses on assets held for sale and losses on assets that have been sold, as shown below:

Impairment on properties anticipated to be sold deducted from Income from Continuing Operations	$—	($81,042)
Discontinued Operations:
Impairment on properties sold	—	(99,814)
Loss on sales of real estate for assets sold during the period	(523)	(166,451)
Provision for loss on properties held for sale and subsequently sold	(3,010)	(36,812)

Total non-cash charge	($3,533)	($384,119)

Common Share Repurchase Program and Redemption of Units:
Equity Office repurchased 3,033,800 common shares at an average purchase price of $32.87 per share for approximately $99.7 million under its open market repurchase program during the nine months ended September 30, 2005. 3,004,700 of the common shares repurchased were repurchased during the third quarter 2005 at an average purchase price of $32.89 per share for approximately $98.8 million. Subsequent to quarter-end, Equity Office repurchased an additional 2,364,000 common shares at an average purchase price of $32.48 per share for approximately $76.8 million.
Equity Office repurchased 1,656,410 units at an average purchase price of $30.59 per unit for approximately $50.7 million during the nine months ended September 30, 2005, none of which were repurchased during the third quarter 2005.

Equity Office Properties Trust
Quarterly Events
September 30, 2005
Debt:
The following debt transactions occurred during the third quarter 2005:
Equity Office assumed approximately $526.3 million of mortgage debt encumbering the 1301 Avenue of the Americas office property located in New York, NY.
Equity Office obtained mortgage financing for the Yahoo! Center, of which Equity Office owns a 50% interest and accounts for under the equity method. The financing includes a $250 million note with a coupon interest rate of 5.27% maturing in October 2015. Equity Office’s share of the principal balance is $125 million.
Equity Office repaid $150 million of unsecured notes.
Equity Office paid approximately $8.7 million to terminate $750 million of interest rate swaps that previously converted certain fixed rate unsecured notes to a floating rate.
Equity Office repaid and terminated its $250 million term loan facility.
Equity Office entered into a $1.25 billion revolving line of credit facility, bearing interest at LIBOR plus 47.5 basis points plus an annual facility fee of 15 basis points and maturing in August 2009. Equity Office has one option to extend the maturity date for an additional 12-month period. The extension fee is equal to 15 basis points on $1.25 billion, or $1.875 million. The existing $1.0 billion line of credit scheduled to mature in May 2006 terminated in August 2005 effective with the first funding of the new $1.25 billion line of credit.
The following debt transactions occurred subsequent to quarter-end:
Equity Office obtained and fully drew upon a $500 million unsecured term loan facility, which bears interest at LIBOR plus 45 basis points (the spread is subject to change based on Equity Office’s credit rating) and is scheduled to mature in October 2006.
Upon acquisition of the Waterfall Towers office properties, Equity Office assumed mortgage debt of approximately $7.7 million at a fixed coupon rate of 6.08%. The mortgage matures in January 2013.
Upon acquisition of the Redwood Business Park I, Redwood Business Park II and Redwood Business Park V office properties, Equity Office assumed mortgage debt of approximately $10.4 million, $18.2 million and $6.4 million, respectively, at a fixed coupon rate of 7.41%. The mortgages mature in August 2011.

Equity Office Properties Trust
September 30, 2005
Board of Trustees
Samuel Zell
Chairman of the Board
of Trustees
Marilyn A. Alexander
Trustee
Thomas E. Dobrowski
Trustee
William M. Goodyear
Trustee
James D. Harper, Jr.
Trustee
Richard D. Kincaid
Trustee
David K. McKown
Trustee
Sheli Z. Rosenberg
Trustee
Stephen I. Sadove
Trustee
Sally Susman
Trustee
Jan H.W.R. van der Vlist
Trustee
Executive Officers
Richard D. Kincaid
President and
Chief Executive Officer
Debbie Ferruzzi
Executive Vice President -
Corporate Strategy
Jeffrey L. Johnson
Executive Vice President and
Chief Investment Officer
Lawrence J. Krema
Executive Vice President -
Human Resources and Communications
Peyton H. Owen, Jr.
Executive Vice President and
Chief Operating Officer
Stanley M. Stevens
Executive Vice President,
Chief Legal Counsel and Secretary
Marsha C. Williams
Executive Vice President and
Chief Financial Officer
Robert J. Winter, Jr.
Executive Vice President -
Development and Joint Venture Management
Equity Research Coverage
Art Havener / David AuBuchon
A.G. Edwards & Sons, Inc.
314.955.3436 / 314.955.5452
Ross Nussbaum / John Kim
Banc of America Securities
212.847.5668 / 212.847.5761
Ross Smotrich / Jeff Langbaum
Bear, Stearns & Co.
212.272.8046 / 212.272.4201
Lou Taylor / John Perry
Deutsche Banc Alex Brown
212.250.4912 / 212.250.5182
Kevin Lampo
Edward D. Jones & Company
314.515.5253
Carey Callaghan / Jay Habermann
Goldman Sachs
212.902.4351 / 917.343.4260
Jim Sullivan / Michael Knott
Green Street Advisors
949.640.8780
Tony Paolone / Mike Mueller
J.P. Morgan Securities
212.622.6682 / 212.622.6689
David Fick / John Guinee
Legg Mason Wood Walker
410.454.5018 / 410.454.5520
David Harris
Lehman Brothers, Inc.
212.526.1790
Steve Sakwa / Brian Legg
Merrill Lynch & Company, Inc.
212.449.0335 / 212.449.1153
Greg Whyte / David Cohen
Morgan Stanley Dean Witter & Co., Inc.
212.761.6331 / 212.761.8564
Jim Sullivan / Jamie Feldman
Prudential Securities
212.778.2515 / 212.778.1724
Paul Puryear / William Crow
Raymond James & Associates, Inc.
727.567.2253 / 727.567.2594
Jay Leupp
RBC Capital Markets
415.633.8558 / 415.633.8588
Jonathan Litt / Jordan Sadler
Smith Barney Citigroup
212.816.0231 / 212.816.0438
Any opinions, estimates, forecasts or predictions regarding Equity Office’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Equity Office or its management. Equity Office does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.
Company Information
Corporate Headquarters
Two North Riverside Plaza
Suite 2100
Chicago, IL 60606
312.466.3300
Trading Symbol
EOP
Stock Exchange Listing
New York Stock Exchange
Investor Relations
Equity Office Properties Trust
Two North Riverside Plaza, Suite 2100
Chicago, IL 60606
Telephone: 800.692.5304
Contact
Beth Coronelli
Senior Vice President -
     Investor Relations
Telephone: 312.466.3286
Fax: 312.930.4486
InvestorRelations@equityoffice.com
Information Requests
To request an Investor Relations package,
annual report, or to be added to our email list,
please contact:
Tina Royse at 312.466.3924
tina_royse@equityoffice.com
Toll free within Canada and the United States:
800.692.5304
Senior Unsecured Debt Ratings

Moody’s:	Baa2
Standard & Poor’s:	BBB+
Fitch:	BBB+
Tentative Conference Call Dates
February 2, 2006

Equity Office Properties Trust
Financial Information
September 30, 2005

Equity Office Properties Trust
Key Data

	As of or for the three months ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
	(Dollars in thousands, except per share amounts)
Earnings (Loss) Per Share
Net income (loss) available to common shareholders — basic	$0.23	($0.51)	$0.25	$0.15	($0.32)

Net income (loss) available to common shareholders — diluted	$0.23	($0.50)	$0.25	$0.15	($0.32)

Weighted average Common Shares and Units outstanding — basic	452,847,362	451,728,242	449,991,140	448,976,410	448,766,905
Weighted average Common Shares, Units and dilutive potential common shares — diluted	457,343,521	455,609,570	452,400,294	451,053,706	450,420,567

Market Value of Common Equity
Common Shares outstanding	408,537,183	410,041,083	406,615,162	403,842,441	403,135,232
Units outstanding	43,830,878	44,782,268	46,844,846	47,494,701	47,685,304

Total	452,368,061	454,823,351	453,460,008	451,337,142	450,820,536
Common Share price at the end of the period	$32.71	$33.10	$30.13	$29.12	$27.25

Market value of common equity	$14,796,959	$15,054,653	$13,662,750	$13,142,938	$12,284,860

Preferred Shares
Series B	$299,497	$299,497	$299,497	$299,500	$299,500
Series G	212,500	212,500	212,500	212,500	212,500

Total	$511,997	$511,997	$511,997	$512,000	$512,000

Consolidated Debt
Fixed rate	$10,539,684	$10,368,722	$10,312,005	$10,941,887	$10,436,680
Variable rate	1,056,000	1,789,994	2,164,999	1,867,572	2,237,858

Total	$11,595,684	$12,158,716	$12,477,004	$12,809,459	$12,674,538

Common Share Price and Dividends
At the end of the period	$32.71	$33.10	$30.13	$29.12	$27.25
High during period	$35.79	$34.39	$31.17	$29.86	$28.95
Low during period	$31.31	$30.00	$27.45	$27.11	$25.71
Dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50

Equity Office Properties Trust
Key Data (continued)

	As of or for the three months ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
	(Dollars in thousands, except per share amounts)
Selected Operating Data — Continuing Operations
Total revenues	$738,594	$730,531	$764,776	$745,685	$721,883
Deferred rental revenue	13,400	15,474	16,792	16,550	14,648
Income from early lease terminations (a)	4,516	10,005	51,132	16,632	9,024
FAS 141 rental revenue	(908)	(895)	(1,027)	(851)	(506)
Capitalized interest	47	4	—	218	767
Scheduled principal payments for consolidated debt	8,011	9,361	9,963	10,457	10,025

Portfolio Statistics
Buildings	607	643	688	698	701
Square feet
Effective Office Portfolio	102,501,106	107,920,461	114,089,196	115,279,743	116,309,526
Total Office Portfolio	113,095,276	117,917,405	124,492,269	125,713,245	125,451,451
Occupancy at end of quarter
Effective Office Portfolio	89.3%	88.4%	87.5%	87.5%	86.5%
Total Office Portfolio	89.2%	88.4%	87.6%	87.7%	86.7%

General and administrative expense
Corporate	$16,865	$15,218	$17,173	$14,034	$13,190
Property operating	29,305	27,347	24,697	26,242	21,358

Total	$46,170	$42,565	$41,870	$40,276	$34,548

As a percentage of total revenues:
Corporate general and administrative expense	2.3%	2.1%	2.2%	1.9%	1.8%
Property operating general and administrative expense	4.0%	3.7%	3.2%	3.5%	3.0%

(a)	These amounts include Equity Office’s share from unconsolidated joint ventures. Income from early lease terminations included in discontinued operations is excluded.

Equity Office Properties Trust
Key Data (continued)

	Number	Square Feet
	of	Total Office	Effective Office
Building and Square Feet Activity	Buildings	Portfolio	Portfolio
Properties owned as of:
December 31, 2004	698	125,713,245	115,279,743
Acquisitions	4	296,657	296,657
Dispositions	(14)	(1,546,017)	(1,515,588)
Building Remeasurements	—	28,384	28,384

March 31, 2005	688	124,492,269	114,089,196
Acquisitions	14	1,232,553	1,232,553
Dispositions	(59)	(7,849,852)	(7,445,292)
Building Remeasurements	—	42,435	44,004

June 30, 2005	643	117,917,405	107,920,461
Acquisitions	12	888,528	888,528
Development Placed in Service (Cambridge Science Center)	1	115,340	115,340
Dispositions	(49)	(5,826,000)	(6,423,226)
Building Remeasurements	—	3	3

September 30, 2005	607	113,095,276	102,501,106

Equity Office Properties Trust	Two North Riverside Plaza, Suite 2100
Chicago, Illinois 60606

phone 312.466.3300 fax 312.454.0332
www.equityoffice.com
news release

Equity Office (Investors/Analysts):	Equity Office (Media):
Beth Coronelli	Terry Holt
312.466.3286	312.466.3102
For Immediate Release
Equity Office Announces Third Quarter 2005 Results
CHICAGO (November 1, 2005) — Equity Office Properties Trust (NYSE: EOP) today announced results for the third quarter ended September 30, 2005.
For third quarter 2005, net income available to common shareholders totaled $93.7 million, with diluted earnings per share (EPS) of $0.23. Comparatively, net income available to common shareholders in the third quarter of 2004, after a $229.2 million non-cash impairment charge, totaled a net loss of $129.0 million, which equated to a net loss per diluted share of $0.32.
Net income available to common shareholders for the first nine months of 2005 totaled a net loss of $10.8 million, or a loss of $0.03 per diluted share. This compares to net income available to common shareholders for the same period in 2004 of $36.9 million with diluted EPS of $0.09. Both 2005 and 2004 year-to-date periods reflect net charges for non-cash impairments, gains and losses from real estate sales, and provisions for losses on assets held for sale of $201.7 million and $222.0 million, respectively.
Funds from operations available to common shareholders, plus assumed conversions (FFO) for the third quarter 2005 on a diluted basis totaled $227.7 million, or $0.50 per diluted share. FFO for the same period in 2004, after the impairment charge, was $49.4 million, or $0.11 per share on a diluted basis.
FFO for the first nine months of 2005 totaled $427.2 million or $0.94 per share on a diluted basis, compared to $652.9 million or $1.45 per share on a diluted basis for the first nine months of 2004. The year-to-date FFO results for 2005 and 2004 included losses on sales and impairments of $384.1 million and $229.2 million, respectively. The net gains from real estate sold of $182.4 million in the first nine months of 2005, and $7.1 million in the same period of 2004, were not included in the FFO calculation. The attachment to this press release reconciles FFO and FFO

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Page 2 — Equity Office Announces Third Quarter 2005 Results
per share to net loss/income and net loss/income per share, respectively, the most directly comparable GAAP measures.
“We are encouraged by the improvement in office fundamentals in the third quarter,” commented Richard D. Kincaid, president and chief executive officer of Equity Office. “At the same time, however, we are concerned about the impact of rising utility expenses, construction costs, and interest rates, and their impact upon EOP and the broader economy.” As a result of the foregoing factors, as well as the company’s continuing disposition program into 2006, the company is not providing earnings guidance at this time.
Operations Overview
Third quarter 2005 was the first quarter in nearly four years that the impact of occupancy growth and rent increases in EOP’s same-store portfolio exceeded rent roll down. For the quarter, same-store property net operating income (defined as property operating revenues, including straight-line rents, less property operating expenses), excluding lease terminations, decreased 3.6%, as compared to the third quarter of 2004. Approximately $12.5 million of the decrease was from property damage and rent loss in three buildings in New Orleans that were affected by Hurricane Katrina. The balance was attributable to significantly higher utility costs and payroll increases due to wage inflation.
For the first nine months of 2005, same-store net operating income, excluding lease terminations, decreased 2.0%, as compared to the same period last year. Excluding hurricane-related charges, same store net operating income would have decreased 0.7% on a quarter-over-quarter basis, and 1.0% for the nine-month period comparison.
EOP’s effective office portfolio occupancy was 89.3% at September 30, 2005, compared to 86.5% at September 30, 2004, and 88.4% at June 30, 2005. Comparing third quarter 2005 to year-end 2004, nearly two-thirds of the 1.8% occupancy gain was attributable to dispositions, while the remaining gain was from leasing. From second quarter to third quarter 2005, more than half of the increase in occupancy was a result of leasing rather than dispositions.
Tenant improvements and leasing commissions (TI/LC) for the office leases that commenced during third quarter 2005 were $20.57 per square foot on a weighted average basis, compared to $22.66 per square foot in the third quarter 2004. For the first nine months of 2005, weighted average TI/LC costs were $19.57 per square foot, as compared to $18.56 per square foot in the first nine months of 2004.
Investment Activity
In the third quarter 2005, EOP sold assets totaling 6.5 million square feet for $829.1 million. Subsequent to quarter-end, EOP sold an additional $128.0 million of assets, totaling approximately 1.1 million square feet. These assets include Four Forest Plaza and Lakeside Square in Dallas, TX, and 2 Oliver Street and 147 Milk Street in Boston, MA. Year-to-date as of October 31, 2005, the company has sold $2.5 billion of assets, totaling approximately 16.6 million square feet.
During the third quarter 2005, EOP acquired 1.9 million square feet of assets, for approximately $711.6 million. Subsequent to quarter-end, EOP purchased 300 W. 6th Street in Austin, TX; Waterfall Towers and Fountain Grove Executive Center in Santa Rosa, CA; and Redwood

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Page 3 — Equity Office Announces Third Quarter 2005 Results
Business Park I, II, and V in Petaluma, CA, for a total of $214.3 million. As of October 31, 2005, EOP has purchased $1.3 billion of assets, totaling 3.3 million square feet, year-to-date.
In addition to using asset sales proceeds for acquisitions, year-to-date through October 31, 2005, Equity Office has repaid $1.6 billion of mortgage debt and unsecured notes with a weighted average coupon interest rate of 7.4%. Also, year-to-date, the company has repurchased 5.4 million EOP common shares for a total consideration of $176.5 million and 1.7 million operating partnership units for approximately $50.7 million.
Conference Call Details
Management will discuss its third quarter 2005 results on EOP’s earnings conference call scheduled for Tuesday, November 1, 2005, at 9:00 a.m. Central. The conference call telephone number is 888-283-0069. Participants should dial in 15 minutes before the scheduled start of the call. The pass code to access the call is “EOP.” Participants calling from outside of the United States should dial 210-795-9226. A replay of the call will be available until November 8, 2005, by calling 800-570-8799. No pass code is necessary. For callers outside of the United States, the replay telephone number is 203-369-3294. A live webcast of the conference call will be available in listen-only mode at www.equityoffice.com and at www.earnings.com.
In addition to the information provided in this release, Equity Office publishes a quarterly Supplemental Operating and Financial Data Report which can be found at www.equityoffice.com in the Investor Relations section, and as part of a Form 8-K furnished to the Securities and Exchange Commission (SEC). Hard copies of the Supplemental Operating and Financial Data Report are also available via mail by calling 800-692-5304.
Forward — Looking Statements
This release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating this release and the outlook of Equity Office include, but are not limited to, the following: declines in overall activity in our markets have adversely affected our operating results and are expected to continue to adversely affect our operating results until market conditions further improve; in order to continue to pay distributions to our common shareholders at current levels, we must borrow funds or sell assets; we expect to be a net seller of real estate in 2005, which has and will further reduce our income from continuing operations and funds from operations and has and may result in further gains or losses on sales of real estate and impairment charges; our ability to dispose of assets on terms we find acceptable will be subject to market conditions we do not control; we may not be successful in closing all of our pending investment transactions; our properties face significant competition; we face potential adverse effects from tenant bankruptcies or insolvencies; competition for acquisitions or an oversupply of properties for sale could adversely affect us; and an earthquake or terrorist act could adversely affect our business and such losses, or other potential losses, may not be fully covered by insurance.
These and other risks and uncertainties are detailed from time to time in Equity Office’s filings with the SEC, including Form 8-K filed on March 29, 2005 and Form 8-K filed on May 20, 2005. Equity Office is under no obligation to, and expressly disclaims any obligation to,

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Page 4 — Equity Office Announces Third Quarter 2005 Results
update or alter its forward-looking statements, whether as a result of changes, new information, subsequent events or otherwise.
Equity Office Properties Trust (NYSE: EOP), operating through its various subsidiaries and affiliates, is the nation’s largest publicly held office building owner and manager with a total office portfolio of 619 buildings comprising 112.9 million square feet in 18 states and the District of Columbia. Equity Office has an ownership presence in 25 Metropolitan Statistical Areas (MSAs) and in 104 submarkets, enabling it to provide a wide range of office solutions for local, regional and national customers. For more company information visit the Equity Office Web site at http://www.equityoffice.com

10d

Equity Office Properties Trust
Consolidated Statements of Operations
(Unaudited)

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2005	2004	2005	2004
	(Dollars in thousands, except per share amounts)
Revenues:
Rental	$589,520	$575,188	$1,757,034	$1,719,423
Tenant reimbursements	104,940	102,856	291,896	299,280
Parking	29,380	26,924	85,468	80,510
Other	9,440	13,695	85,712	48,746
Fee income	5,314	3,220	13,788	10,129

Total revenues	738,594	721,883	2,233,898	2,158,088

Expenses:
Depreciation	165,444	150,978	489,633	447,579
Amortization	24,600	17,075	68,030	49,013
Real estate taxes	87,284	86,321	257,125	250,859
Insurance	16,778	6,900	30,226	21,599
Repairs and maintenance	80,879	78,935	232,787	225,208
Property operating	116,863	101,996	319,313	292,958
Ground rent	6,326	5,515	16,898	15,880
Corporate general and administrative	16,866	13,190	49,257	38,208
Impairment	—	46,436	81,042	46,436

Total expenses	515,040	507,346	1,544,311	1,387,740

Operating income	223,554	214,537	689,587	770,348

Other income (expense):
Interest and dividend income	3,841	1,716	10,496	5,433
Realized gain on settlement of derivatives and sale of marketable securities	154	4,737	157	28,753
Interest:
Expense incurred	(195,764)	(206,773)	(615,073)	(618,152)
Amortization of deferred financing costs and prepayment expenses	(3,362)	(2,746)	(8,751)	(7,051)

Total other income (expense)	(195,131)	(203,066)	(613,171)	(591,017)

Income before income taxes, allocation to minority interests, income from investments in unconsolidated joint ventures and gain on sales of real estate	28,423	11,471	76,416	179,331
Income taxes	(456)	(1,135)	(1,351)	(2,198)
Minority Interests:
EOP Partnership	(10,711)	15,628	1,212	(4,431)
Partially owned properties	(2,442)	(2,517)	(7,969)	(8,053)
Income from investments in unconsolidated joint ventures (including gain on sales of real estate of $29, $0, $17,405 and $0, respectively)	10,683	12,664	48,882	37,629
Gain on sales of real estate	47,406	216	47,433	216

Income from continuing operations	72,903	36,327	164,623	202,494
Discontinued operations (including net gain (loss) on sales of real estate and provision for loss on properties held for sale of $27,565, $3,016, $(55,975) and $7,138, respectively)	29,543	(156,606)	(149,347)	(101,529)

Income (loss) before cumulative effect of a change in accounting principle	102,446	(120,279)	15,276	100,965
Cumulative effect of a change in accounting principle	—	—	—	(33,697)

Net income (loss)	102,446	(120,279)	15,276	67,268
Preferred distributions	(8,700)	(8,701)	(26,102)	(30,393)

Net income (loss) available to common shareholders	$93,746	($128,980)	($10,826)	$36,875

Earnings (loss) per share — basic:
Income from continuing operations per share	$0.16	$0.03	$0.30	$0.39

Net income (loss) available to common shareholders per share	$0.23	($0.32)	($0.03)	$0.09

Weighted average Common Shares outstanding	408,511,485	400,956,118	405,866,866	400,534,299

Earnings (loss) per share — diluted:
Income from continuing operations per share	$0.16	$0.03	$0.30	$0.39

Net income (loss) available to common shareholders per share	$0.23	($0.32)	($0.03)	$0.09

Weighted average Common Shares outstanding and dilutive potential common shares	457,343,521	450,420,567	455,370,659	450,801,177

Distributions declared per Common Share outstanding	$0.50	$0.50	$1.50	$1.50

Equity Office Properties Trust
Consolidated Balance Sheets

	September 30, 2005
	(Unaudited)	December 31, 2004
	(Dollars in thousands,
	except per share amounts)
Assets:
Investments in real estate	$22,800,807	$24,852,760
Developments in process	532,431	40,492
Land available for development	233,740	252,524
Investments in real estate held for sale, net of accumulated depreciation	70,177	138,614
Accumulated depreciation	(3,230,456)	(3,144,214)

Investments in real estate, net of accumulated depreciation	20,406,699	22,140,176
Cash and cash equivalents	145,913	107,126
Tenant and other receivables (net of allowance for doubtful accounts of $7,105 and $6,908, respectively)	58,929	75,775
Deferred rent receivable	489,546	478,184
Escrow deposits and restricted cash	117,606	48,784
Investments in unconsolidated joint ventures	971,574	1,117,143
Deferred financing costs (net of accumulated amortization of $49,712 and $59,748, respectively)	59,637	61,734
Deferred leasing costs and other related intangibles (net of accumulated amortization of $229,377 and $193,348, respectively)	463,467	450,625
Prepaid expenses and other assets	187,352	191,992

Total Assets	$22,900,723	$24,671,539

Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity:
Liabilities:
Mortgage debt (net of (discounts) of $(11,704) and $(13,683), respectively)	$1,752,908	$2,609,067
Unsecured notes (net of (discounts) of $(22,975) and $(38,362), respectively)	9,031,776	9,652,392
Lines of credit	811,000	548,000
Accounts payable and accrued expenses	496,631	556,851
Distribution payable	228,822	2,652
Other liabilities (net of (discounts) of $(26,332) and $(28,536), respectively)	451,950	484,378
Commitments and contingencies	—	—

Total Liabilities	12,773,087	13,853,340

Minority Interests:
EOP Partnership	914,736	1,065,376
Partially owned properties	174,869	182,041

Total Minority Interests	1,089,605	1,247,417

Mandatorily Redeemable Preferred Shares:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 5,989,930 and 5,990,000 issued and outstanding, respectively	299,497	299,500

Shareholders’ Equity:
Preferred Shares, 100,000,000 authorized:
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 408,537,183 and 403,842,441 issued and outstanding, respectively	4,085	4,038
Other Shareholders’ Equity:
Additional paid in capital	10,563,588	10,479,305
Deferred compensation	(817)	(1,916)
Dividends in excess of accumulated earnings	(1,982,964)	(1,359,722)
Accumulated other comprehensive loss (net of accumulated amortization of $10,245 and $5,133, respectively)	(57,858)	(62,923)

Total Shareholders’ Equity	8,738,534	9,271,282

Total Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity	$22,900,723	$24,671,539

Equity Office Properties Trust
Consolidated Statements of Cash Flows

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2005	2004	2005	2004
	(Dollars in thousands, unaudited)
Operating Activities:
Net income (loss)	$102,446	($120,279)	$15,276	$67,268
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization (including discontinued operations)	199,635	194,525	614,148	575,521
Ineffective portion of swap settlement payment included in interest expense	—	—	—	212
Compensation expense related to restricted shares and stock options	6,628	3,840	19,950	14,085
Prepayment penalty on early extinguishment of debt in connection with a property disposition	—	—	448	—
Income from investments in unconsolidated joint ventures	(10,683)	(12,664)	(48,882)	(37,629)
Net distributions from unconsolidated joint ventures	19,834	22,226	43,444	47,242
Net (gain) loss on sales of real estate and provision for loss on properties held for sale (including discontinued operations)	(74,971)	(3,232)	8,542	(7,354)
Gain on sale of investment in CT Convertible Trust I preferred shares	—	(2,302)	—	(2,302)
Impairment (including discontinued operations)	—	229,170	180,856	229,170
Cumulative effect of a change in accounting principle	—	—	—	33,697
Provision for doubtful accounts	1,847	2,608	5,376	3,347
Income (loss) allocated to minority interests (including discontinued operations)	13,153	(12,979)	37,197	13,211
Changes in assets and liabilities:
Decrease in rent receivable	14,421	5,912	14,930	16,420
(Increase) in deferred rent receivable	(14,768)	(19,254)	(51,443)	(71,640)
Decrease in prepaid expenses and other assets	37,392	21,703	13,890	72,775
Increase (decrease) in accounts payable and accrued expenses	7,450	(9,307)	(52,318)	(67,311)
Increase (decrease) in other liabilities	14,861	1,042	(15,841)	(18,972)

Net cash provided by operating activities	317,245	301,009	785,573	867,740

Investing Activities:
Property acquisitions (including deposits made for property acquisitions)	(655,428)	(219,110)	(1,020,214)	(338,591)
Property dispositions (including deposits received for property dispositions)	312,077	(1,578)	1,620,855	231,891
(Investments in) distributions from unconsolidated joint ventures	—	(220,833)	62,301	(220,833)
Capital and tenant improvements	(90,945)	(91,973)	(241,908)	(335,522)
Lease commissions and other costs	(39,723)	(33,145)	(93,473)	(94,020)
Sale of investment in CT Convertible Trust I preferred shares	—	32,089	—	32,089
Decrease in escrow deposits and restricted cash	453,859	36,212	587,489	83,423

Net cash (used for) provided by investing activities	(20,160)	(498,338)	915,050	(641,563)

Financing Activities:
Proceeds from mortgage debt	—	—	150	—
Principal payments on mortgage debt	(534,356)	(219,132)	(889,877)	(428,371)
Proceeds from unsecured notes	10,389	17,386	38,758	1,057,661
Repayment of unsecured notes	(150,000)	(30,000)	(675,000)	(880,000)
Proceeds from lines of credit	4,106,300	2,061,500	8,106,900	4,947,500
Repayment of lines of credit	(3,988,300)	(1,351,400)	(7,843,900)	(4,195,100)
Payments of loan costs and offering costs	(7,302)	(13)	(7,361)	(1,561)
Settlement of interest rate swap agreements	(8,677)	—	(8,677)	(69,130)
Distributions to minority interests in partially owned properties	(1,457)	(2,605)	(9,317)	(18,716)
Distributions from unconsolidated joint venture related to a debt financing	124,395	—	124,395	—
Proceeds from exercise of stock options	16,832	4,307	138,374	44,110
Distributions to common shareholders and unitholders	(227,382)	(224,035)	(454,140)	(449,279)
Repurchase of Common Shares	(99,564)	(360)	(107,322)	(36,943)
Redemption of Units	—	(668)	(50,676)	(2,534)
Repurchase of preferred shares	—	—	—	(114,073)
Payment of preferred distributions	(8,047)	(8,048)	(24,143)	(24,719)

Net cash (used for) provided by financing activities	(767,169)	246,932	(1,661,836)	(171,155)

Net (decrease) increase in cash and cash equivalents	(470,084)	49,603	38,787	55,022
Cash and cash equivalents at the beginning of the period	615,997	74,817	107,126	69,398

Cash and cash equivalents at the end of the period	$145,913	$124,420	$145,913	$124,420

Equity Office Properties Trust
Consolidated Statements of Cash Flows (Continued)

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2005	2004	2005	2004
	(Dollars in thousands, unaudited)
Supplemental Information:
Interest paid during the period, including a reduction of interest expense for capitalized interest of $47, $767, $51 and $4,429, respectively	$246,243	$261,512	$675,352	$676,483

Non-Cash Investing and Financing Activities:
Investing Activities:
Escrow deposits used for property acquisitions	$—	$35,891	$—	$35,891

Escrow deposits related to property dispositions	$(489,115)	$(71,893)	$(639,439)	$(102,509)

Mortgage loan repayment as a result of a property disposition (including prepayment expense of $375 in 2004)	$—	$—	$(13,386)	$(5,830)

Mortgage loan assumed upon acquisition of property	$—	$—	$44,975	$82,970

Units issued in connection with a property acquisition	$—	$—	$3,339	$50

Changes in accounts due to a like-kind exchange:
Increase in investment in real estate due to property acquisition	$—	$130,203	$—	$130,203

Decrease in investment in real estate due to property disposition	$—	$(130,865)	$—	$(130,865)

Decrease in accumulated depreciation	$—	$9,137	$—	$9,137

Decrease in other assets and liabilities	$—	$(1,770)	$—	$(1,770)

Changes in accounts due to consolidation of existing interest in a property as a result of acquiring the remaining economic interest:
Decrease in investment in unconsolidated joint ventures	$—	$—	$—	$(157,659)

Increase in investment in real estate	$—	$—	$—	$612,411

Increase in accumulated depreciation	$—	$—	$—	$(44,440)

Increase in mortgage debt	$—	$—	$—	$(451,285)

Increase in other assets and liabilities	$—	$—	$—	$40,973

Changes in accounts due to partial sale of real estate:
Increase in investment in unconsolidated joint ventures	$36,349	$—	$36,349	$—

Decrease in investment in real estate	$(43,931)	$—	$(43,931)	$—

Decrease in accumulated depreciation	$8,403	$—	$8,403	$—

Increase in other assets and liabilities	$(940)	$—	$(940)	$—

Financing Activities:
Mortgage loan repayment as a result of a property disposition (including prepayment expense of $375 in 2004)	$—	$—	$13,386	$5,830

Mortgage loan assumed upon acquisition of property	$—	$—	$(44,975)	$(82,970)

Units issued in connection with a property acquisition	$—	$—	$(3,339)	$(50)

Equity Office Properties Trust
Reconciliation of Net Income (Loss) to Funds From Operations (“FFO”)

	For the three months ended September 30,
	2005		2004
		Per		Per
		Weighted		Weighted
		Average		Average
	Dollars	Share (b)	Dollars	Share (b)

	(Dollars in thousands, except per share amounts)
Reconciliation of net income (loss) to FFO (a):
Net income (loss)	$102,446	$0.25	($120,279)	($0.30)
Adjustments:
Plus real estate related depreciation and amortization less gains and losses on sales of real estate, including our share of those items from unconsolidated joint ventures and adjusted for minority interests’ share in partially owned properties	123,233	0.30	194,048	0.48
Less minority interests in EOP Partnership share of the above adjustment	(12,006)	(0.03)	(20,583)	(0.05)

FFO	213,673	0.52	53,186	0.13
Preferred distributions	(8,700)	(0.02)	(8,701)	(0.02)

FFO available to common shareholders — basic	$204,973	$0.50 (c)	$44,485	$0.11 (c)

	Net Income	FFO		Net Income	FFO

Adjustments to arrive at FFO available to common shareholders plus assumed conversions:
Net income (loss) and FFO	$102,446	$213,673		($120,279)	$53,186
Preferred distributions	(8,700)	(8,700)		(8,701)	(8,701)

Net income (loss) and FFO available to common shareholders	93,746	204,973		(128,980)	44,485
Net income (loss) allocated to minority interests in EOP Partnership	10,711	10,711		(15,628)	(15,628)
Minority interests in EOP Partnership share of the above adjustment	—	12,006		—	20,583

Net income (loss) and FFO available to common shareholders plus assumed conversions	$104,457	$227,690		($144,608)	$49,440

Weighted average Common Shares and dilutive potential common shares	457,343,521	457,343,521		450,420,567	450,420,567

Net income (loss) and FFO available to common shareholders plus assumed conversions per share	$0.23	$0.50	(c)	($0.32)	$0.11 (c)

	Common Shares and common share equivalents
Weighted average Common Shares outstanding (used for both net income (loss) and FFO basic per share calculation)	408,511,485	400,956,118
Effect of dilutive potential common shares:
Units	44,335,877	47,810,787
Share options and restricted shares	4,496,159	1,653,662

Weighted average Common Shares and dilutive potential common shares used for net income (loss) available to common shareholders and the calculation of FFO available to common shareholders	457,343,521	450,420,567

(a)	FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income (loss), to which it is reconciled. See definition below.

(b)	FFO per share may not total the sum of the per share components in the reconciliation due to rounding.

(c)	FFO for the three months ended September 30, 2005 and September 30, 2004 includes approximately $3.5 million and $229.2 million of non-cash charges relating to properties sold and properties we intend to sell, which is equivalent to $0.01 per share and $0.51 per share on a diluted basis, respectively. These charges are not added back to net income when calculating FFO.
FFO Definition:
     FFO is defined as net income (loss), computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains and losses from sales of properties (but not impairments and provisions for losses on properties held for sale), plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We believe that FFO is helpful to investors as one of several measures of the performance of an equity REIT. We further believe that by excluding the effect of depreciation, amortization and gains and losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income (loss) when trying to understand an equity REIT’s operating performance. We compute FFO in accordance with standards established by the Board of Governors of the National Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other equity REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.

Equity Office Properties Trust
Reconciliation of Net Income to Funds From Operations (“FFO”)

	For the nine months ended September 30,
	2005		2004
		Per		Per
		Weighted		Weighted
		Average		Average
	Dollars	Share (b)	Dollars	Share (b)

	(Dollars in thousands, except per share amounts)
Reconciliation of net income to FFO (a):
Net income	$15,276	$0.04	$67,268	$0.17
Adjustments:
Plus real estate related depreciation and amortization less gains and losses on sales of real estate, including our share of those items from unconsolidated joint ventures and adjusted for minority interests’ share in partially owned properties	439,271	1.08	577,940	1.44
Plus cumulative effect of a change in accounting principle	—	—	33,697	0.08
Less minority interests in EOP Partnership share of the above adjustments	(44,228)	(0.11)	(65,619)	(0.16)

FFO	410,319	1.01	613,286	1.53
Preferred distributions	(26,102)	(0.06)	(30,393)	(0.08)

FFO available to common shareholders — basic	$384,217	$0.95 (c)	$582,893	$1.46 (c)

	Net Income	FFO	Net Income	FFO
Adjustments to arrive at FFO available to common shareholders plus assumed conversions:
Net income and FFO	$15,276	$410,319	$67,268	$613,286
Preferred distributions	(26,102)	(26,102)	(30,393)	(30,393)

Net (loss) income and FFO available to common shareholders	(10,826)	384,217	36,875	582,893
Net (loss) income allocated to minority interests in EOP Partnership	(1,212)	(1,212)	4,431	4,431
Minority interests in EOP Partnership share of the above adjustments	—	44,228	—	65,619

Net (loss) income and FFO available to common shareholders plus assumed conversions	($12,038)	$427,233	$41,306	$652,943

Weighted average Common Shares and dilutive potential common shares	455,370,659	455,370,659	450,801,177	450,801,177

Net (loss) income and FFO available to common shareholders plus assumed conversions per share	($0.03)	$0.94 (c)	$0.09	$1.45	(c)

	Common Shares and common share equivalents
Weighted average Common Shares outstanding (used for both net income and FFO basic per share calculation)	405,866,866	400,534,299
Effect of dilutive potential common shares:
Units	45,682,227	48,365,813
Share options and restricted shares	3,821,566	1,901,065

Weighted average Common Shares and dilutive potential common shares used for net (loss) income available to common shareholders and the calculation of FFO available to common shareholders	455,370,659	450,801,177

(a)	FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income, to which it is reconciled. See definition below.

(b)	FFO per share may not total the sum of the per share components in the reconciliation due to rounding.

(c)	FFO for the nine months ended September 30, 2005 and September 30, 2004 includes approximately $384.1 million and $229.2 million of non-cash charges relating to properties sold and properties we intend to sell, which is equivalent to $0.84 per share and $0.51 per share on a diluted basis, respectively. These charges are not added back to net income when calculating FFO.
FFO Definition:
     FFO is defined as net income, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains and losses from sales of properties (but not impairments and provisions for losses on properties held for sale), plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We believe that FFO is helpful to investors as one of several measures of the performance of an equity REIT. We further believe that by excluding the effect of depreciation, amortization and gains and losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income when trying to understand an equity REIT’s operating performance. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other equity REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.

Equity Office Properties Trust
Segment Information
September 30, 2005
     We have one segment which is office properties. The primary financial measure that our chief operating decision makers use for our office properties is property net operating income, which represents rental revenue, tenant reimbursements, parking and other operating revenues less real estate taxes, insurance, repairs and maintenance and property operating expense (all as reflected in the accompanying consolidated statements of operations). We believe that property net operating income is helpful to investors as a supplemental measure of our operating performance because it is a direct measure of the actual operating results of our properties. Total assets consists primarily of the assets in our office properties operating segment. There are other assets such as corporate furniture, fixtures and equipment that are not associated with the office property segment, but these assets are immaterial.

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2005	2004	2005	2004
	(Dollars in thousands)
Property Operating Revenues:
Rental	$589,520	$575,188	$1,757,034	$1,719,423
Tenant reimbursements	104,940	102,856	291,896	299,280
Parking	29,380	26,924	85,468	80,510
Other (a)	9,440	13,695	85,712	48,746

Total Property Operating Revenues	733,280	718,663	2,220,110	2,147,959

Property Operating Expenses:
Real estate taxes	87,284	86,321	257,125	250,859
Insurance	16,778	6,900	30,226	21,599
Repairs and maintenance	80,879	78,935	232,787	225,208
Property operating	116,863	101,996	319,313	292,958

Total Property Operating Expenses	301,804	274,152	839,451	790,624

Property Net Operating Income from Continuing Operations	$431,476	$444,511	$1,380,659	$1,357,335

Property Operating Margin from Continuing Operations (b)	58.8%	61.9%	62.2%	63.2%

Reconciliation of Property Net Operating Income from Continuing Operations to Income from Continuing Operations:

Property Net Operating Income from Continuing Operations	$431,476	$444,511	$1,380,659	$1,357,335
Add:
Fee income	5,314	3,220	13,788	10,129
Less:
Depreciation	(165,444)	(150,978)	(489,633)	(447,579)
Amortization	(24,600)	(17,075)	(68,030)	(49,013)
Ground rent	(6,326)	(5,515)	(16,898)	(15,880)
Corporate general and administrative	(16,866)	(13,190)	(49,257)	(38,208)
Impairment	—	(46,436)	(81,042)	(46,436)

Operating Income	223,554	214,537	689,587	770,348

Less:
Other expenses	(195,131)	(203,066)	(613,171)	(591,017)
Income taxes	(456)	(1,135)	(1,351)	(2,198)
Minority Interests:
EOP Partnership	(10,711)	15,628	1,212	(4,431)
Partially owned properties	(2,442)	(2,517)	(7,969)	(8,053)
Add:
Income from investments in unconsolidated joint ventures (including gain on sales of real estate of $29, $0, $17,405 and $0, respectively)	10,683	12,664	48,882	37,629
Gain on sales of real estate	47,406	216	47,433	216

Income from Continuing Operations	$72,903	$36,327	$164,623	$202,494

(a)	Other income consists primarily of income from early lease terminations and ancillary income from tenants.

(b)	Defined as Property Net Operating Income from Continuing Operations divided by Total Property Operating Revenues.

Equity Office Properties Trust
Statements of Discontinued Operations
     The net income (loss) for properties sold and properties held for sale is reflected in the consolidated statements of operations as Discontinued Operations for the periods presented. Properties that were partially sold are not reflected as discontinued operations in accordance with FAS 144.

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2005	2004	2005	2004

		(Dollars in thousands)
Property operating revenues	$13,434	$78,605	$137,598	$249,586

Expenses:
Depreciation and amortization	3,644	23,436	40,909	74,405
Property operating	7,563	29,785	55,686	92,603
Ground rent	15	1,297	2,055	3,273
Impairment	—	182,734	99,814	182,734

Total expenses	11,222	237,252	198,464	353,015

Operating income (loss)	2,212	(158,647)	(60,866)	(103,429)

Other income (expense):
Interest income	22	99	263	116
Interest expense and amortization of deferred financing costs and prepayment expenses	(256)	(942)	(2,269)	(4,593)

Total other income (expense)	(234)	(843)	(2,006)	(4,477)

Income (loss) before income taxes, allocations to minority interests, gain / (loss) on sales of real estate and provision for (loss) on properties held for sale	1,978	(159,490)	(62,872)	(107,906)
Income taxes	—	—	(60)	(34)
Income allocated to minority interests — partially owned properties (including gains on sales of real estate of $0, $0, $29,699 and $214, respectively)	—	(132)	(30,440)	(727)
Gain on sales of real estate	31,098	3,311	147,288	15,151
(Loss) on sales of real estate	(523)	(295)	(166,451)	(8,013)
Provision for (loss) on properties held for sale	(3,010)	—	(36,812)	—

Net income (loss)	$29,543	($156,606)	($149,347)	($101,529)

Property net operating income from discontinued operations (a)	$5,871	$48,820	$81,912	$156,983

(a)	Defined as property operating revenues less property operating expenses.

Equity Office Properties Trust
Earnings (Loss) Per Share

	For the three months ended September 30,		For the nine months ended September 30,
	2005	2004	2005	2004
	(Dollars in thousands, except per share amounts)
Numerator:
Income from continuing operations	$72,903	$36,327	$164,623	$202,494
Preferred distributions	(8,700)	(8,701)	(26,102)	(30,393)

Income from continuing operations available to common shareholders	64,203	27,626	138,521	172,101
Discontinued operations (including net gain (loss) on sales of real estate and provision for loss on properties held for sale of $27,565, $3,016, $(55,975) and $7,138, respectively)	29,543	(156,606)	(149,347)	(101,529)
Cumulative effect of a change in accounting principle	—	—	—	(33,697)

Numerator for basic earnings (loss) per share — net income (loss) available to common shareholders	93,746	(128,980)	(10,826)	36,875
Add back income (loss) allocated to minority interests in EOP Partnership	10,711	(15,628)	(1,212)	4,431

Numerator for diluted earnings (loss) per share — net income (loss) available to common shareholders	$104,457	($144,608)	($12,038)	$41,306

Denominator:
Denominator for basic earnings (loss) per share — weighted average Common Shares outstanding	408,511,485	400,956,118	405,866,866	400,534,299

Effect of dilutive potential common shares:
Units	44,335,877	47,810,787	45,682,227	48,365,813
Share options and restricted shares	4,496,159	1,653,662	3,821,566	1,901,065

Dilutive potential common shares	48,832,036	49,464,449	49,503,793	50,266,878

Denominator for diluted earnings (loss) per share — weighted average Common Shares outstanding and dilutive potential common shares	457,343,521	450,420,567	455,370,659	450,801,177

Earnings (loss) per share — basic:
Income from continuing operations available to common shareholders, net of minority interests	$0.16	$0.03	$0.30	$0.39
Discontinued operations, net of minority interests	0.06	(0.35)	(0.33)	(0.23)
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	(0.08)

Net income (loss) available to common shareholders, net of minority interests (a)	$0.23	($0.32)	($0.03)	$0.09

Earnings (loss) per share — diluted:
Income from continuing operations available to common shareholders	$0.16	$0.03	$0.30	$0.39
Discontinued operations	0.06	(0.35)	(0.33)	(0.23)
Cumulative effect of a change in accounting principle	—	—	—	(0.07)

Net income (loss) available to common shareholders (a)	$0.23	($0.32)	($0.03)	$0.09

(a)	Net income (loss) available to common shareholders per share may not total the sum of the per share components due to rounding.

Equity Office Properties Trust
Net Free Cash Flow
September 30, 2005
     We define net free cash flow as net cash provided by operating activities determined in accordance with GAAP less distributions paid to our shareholders, unitholders and preferred shareholders less capital improvements incurred and expenditures for tenant improvements and leasing costs for leases that commence during the period. Net free cash flow is a non-GAAP financial measure, which we believe is helpful to investors to monitor the impact of distributions and capital improvements, tenant improvements and leasing costs on our net cash provided by operating activities. Investors should review net free cash flow along with our consolidated statements of cash flows, as determined in accordance with GAAP. Net free cash flow should not be considered as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. For more information on our liquidity refer to our Form 10-Q and 10-K.
     Below we have reconciled net free cash flow to net cash provided by operating activities, the most directly comparable GAAP financial measure, for the periods presented. Our calculation of net free cash flow may not be comparable to similar measures that may be presented by other companies.

	For the three months ended September 30,		For the nine months ended September 30,
	2005	2004	2005	2004
		(Dollars in thousands)
Net cash provided by operating activities	$317,245	$301,009	$785,573	$867,740
Less: Distributions paid to common shareholders and unitholders (a)	(227,382)	(224,035)	(454,140)	(449,279)
Less: Distributions paid to preferred shareholders	(8,047)	(8,048)	(24,143)	(24,719)
Less: Tenant improvements and leasing costs for leases which commenced during the period and capital improvements incurred (b)	(121,193)	(109,290)	(320,757)	(304,398)

Net Free Cash Flow	($39,377)	($40,364)	($13,467)	$89,344

(a)	Distributions to common shareholders and unitholders are generally paid one quarter in arrears with no cash payment in the first quarter and two payments in the fourth quarter.

(b)	In the above table, tenant improvements and leasing costs are reported for leases which commence during the periods shown, which we believe is a useful measure of the tenant improvements and leasing costs in our markets and is consistent with how we report our per square foot tenant improvements and leasing costs. The amounts included in the consolidated statements of cash flows represent the cash expenditures made during the periods, regardless of when the leases commence. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. Capital improvements in the above table reflect amounts paid or accrued for the periods shown. A reconciliation of the amounts shown above and the amounts shown on the consolidated statements of cash flows can be found on the “Tenant Improvements, Leasing Costs and Capital Improvements” page of this Supplemental Operating and Financial Data report.

Equity Office Properties Trust
Same Store Portfolio Segment Results
September 30, 2005
     The financial data presented in the consolidated statements of operations show significant changes in revenues and expenses from period to period. We do not believe our period-to-period financial data are necessarily comparable because we acquire and dispose of properties on an ongoing basis. The following table shows condensed consolidated results attributable to the properties in our Total Office Portfolio that were held during the periods being compared (the “Same Store Portfolio”). The 1301 Avenue of the Americas office property, which had approximately $44.4 million of lease termination income during the first quarter 2005, is included in the Same Store Portfolio for the three months ended September 30, 2005 and September 30, 2004, but not the Same Store Portfolio for the nine months ended September 30, 2005 and September 30, 2004 because the property was previously accounted for under the equity method during the first quarter 2004.

	For the three months ended September 30,		Change		For the nine months ended September 30,		Change
	2005	2004	$	%	2005	2004	$	%
	(Dollars in thousands)				(Dollars in thousands)
Revenues:
Property operating revenues	$694,836	$687,943	$6,893	1.0%	$1,981,885	$1,965,648	$16,237	0.8%
Deferred rental revenue	11,177	13,580	(2,403)	(17.7%)	29,605	50,751	(21,146)	(41.7%)

Property operating revenues	706,013	701,523	4,490	0.6%	2,011,490	2,016,399	(4,909)	(0.2%)

Expenses:
Real estate taxes	82,593	83,683	(1,090)	(1.3%)	225,654	230,219	(4,565)	(2.0%)
Insurance	16,304	6,488	9,816	151.3%	28,003	19,948	8,055	40.4%
Repairs and maintenance	76,822	75,908	914	1.2%	216,427	211,189	5,238	2.5%
Property operating	112,525	98,709	13,816	14.0%	299,885	277,398	22,487	8.1%

Property operating expenses	288,244	264,788	23,456	8.9%	769,969	738,754	31,215	4.2%

Property net operating income from continuing operations	$417,769	$436,735	($18,966)	(4.3%)	$1,241,521	$1,277,645	($36,124)	(2.8%)

Property operating margin (a)	59.2%	62.3%		(3.1%)	61.7%	63.4%		(1.7%)

Excluding Income from Early Lease Terminations:
Property net operating income from continuing operations	$417,769	$436,735	($18,966)	(4.3%)	$1,241,521	$1,277,645	($36,124)	(2.8%)
Less income from early lease terminations	(4,516)	(8,080)	3,564	(44.1%)	(17,825)	(28,366)	10,541	(37.2%)

Total	$413,253	$428,655	($15,402)	(3.6%)	$1,223,696	$1,249,279	($25,583)	(2.0%)

Property operating margin (a) before income from early lease terminations	58.9%	61.8%		(2.9%)	61.4%	62.8%		(1.4%)

	Occupancy Rates			Occupancy Rates
	At September 30, 2005	At September 30, 2004	At June 30, 2004	At September 30, 2005	At September 30, 2004	At December 31, 2003
CBD	92.0%	91.7%	91.7%	91.7%	91.2%	91.9%
Suburban	88.7%	86.5%	85.5%	88.8%	86.6%	85.0%

Total Same Store Portfolio	90.0%	88.5%	87.9%	89.9%	88.4%	87.7%

Square Feet	92,130,248			89,920,858
Number of Properties	514			510

Notes:

(a)	Calculated by dividing property net operating income by property operating revenues.

Equity Office Properties Trust
Property Joint Venture Information
September 30, 2005

					Effective Office Portfolio (a)
			Effective	Total
		Number of	Ownership	Office Portfolio		Percent
Property		Buildings	Percentage (a)	Square Feet	Square Feet	Occupied

Consolidated Properties		543	100%	85,853,754	85,853,754	88.9%

Consolidated Joint Ventures
The Plaza at LaJolla Village			66.7%	635,419	423,634	77.0%
222 Berkley Street			91.5%	519,608	475,441	99.7%
500 Boylston Street			91.5%	706,864	646,781	97.3%
Wells Fargo Center			75%	1,117,439	838,079	88.7%
Ferry Building			100%	243,812	243,812	97.2%
2951 28th Street			98%	85,000	83,300	98.9%
Four Forest Plaza			100%	394,324	394,324	77.9%
Market Square			100%	681,051	681,051	89.6%
One Ninety One Peachtree Tower			100%	1,215,288	1,215,288	95.7%
Brea Corporate Plaza			100%	117,195	117,195	97.6%
Northborough Tower			100%	207,908	207,908	99.7%
Sixty State Street			100%	823,014	823,014	97.3%
Worldwide Plaza Amenities			100%	108,391	108,391	96.5%
Park Avenue Tower			100%	568,060	568,060	99.4%
850 Third Avenue			99%	568,867	563,178	94.9%
Washington Mutual Tower			75%	1,207,823	905,867	97.2%
1301 Avenue of the Americas			100%	1,765,694	1,765,694	99.3%
SunAmerica Center			67.27%	780,063	524,772	89.2%

Subtotal		24		11,745,820	10,585,789	94.5%

Unconsolidated Joint Ventures
One Post Office Square			50%	765,296	382,648	74.7%
75-101 Federal Street			51.61%	813,195	419,704	75.8%
Rowes Wharf			44%	344,645	151,644	97.6%
10 & 30 South Wacker (b)			75%	2,003,288	1,502,466	86.6%
Bank One Center (b)			25%	1,057,877	264,469	92.6%
Pasadena Towers (b)			25%	439,366	109,842	98.7%
Promenade II (b)			50%	774,344	387,172	97.7%
SunTrust Center (b)			25%	640,741	160,185	88.6%
Bank of America Tower			50.1%	1,545,008	774,049	74.9%
One Post			50%	421,121	210,561	87.9%
161 North Clark (c)			25%	1,010,520	252,630	88.2%
Prominence in Buckhead (c)			25%	424,309	106,077	91.3%
World Trade Center East (c)			25%	186,912	46,728	100.0%
Treat Towers (c)			25%	367,313	91,828	98.5%
Parkshore Plaza I & II (c)			25%	269,853	67,463	94.1%
Bridge Pointe Corporate Center I & II (c)			25%	372,653	93,163	91.8%
1111 19th Street (c)			20%	252,014	50,403	85.8%
1620 L Street (c)			20%	156,272	31,254	100.0%
1333 H Street (c)			20%	244,585	48,917	81.6%
Yahoo! Center (fka Colorado Center) (c)			50%	1,087,628	543,814	97.1%
1601 Market Street			11%	681,289	74,942	91.3%
1700 Market Street			11%	841,172	92,529	93.9%
201 Mission Street			25%	483,289	120,822	72.0%
580 California			25%	313,012	78,253	74.5%

Subtotal		40		15,495,702	6,061,563	86.5%

	Total	607		113,095,276	102,501,106	89.3%

(a)	The amounts shown represent our economic interest in each property upon which we recognize net income in accordance with GAAP.

(b)	Macquarie Office (US) No. 2 Corporation is Equity Office’s partner in these joint ventures.

(c)	Teachers Insurance and Annuity Association of America (TIAA) and certain of its affiliates are Equity Office’s partners in these joint ventures.

Equity Office Properties Trust
Developments
September 30, 2005

	Estimated Placed				Costs	Total
	in Service		Number of		Incurred	Estimated
Property	Date (a)	Location	Buildings	Square Feet	To Date	Costs (b)
			(Dollars in thousands)
Summit at Douglas Ridge II	Q2 2005	Roseville, CA	1	93,349	$18,978	$22,995
Kruse Oaks II (c)	Q4 2006	Portland, OR	1	103,000	1,918	20,923
Bridge Pointe Corporate Center III	Q4 2006	San Diego, CA	2	150,000	5,663	36,291
1095 Avenue of the Americas (d)	Q3 2007	New York, NY	1	1,020,000	505,872	693,060

Total			5	1,366,349	$532,431	$773,269

(a)	The Estimated Placed in Service Date represents the date the certificate of occupancy was or is currently anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property is expected to undergo a lease-up period.

(b)	The Total Estimated Costs represent 100% of the development’s estimated costs, including the acquisition cost of the land and building, if any. The Total Estimated Costs are subject to change upon, or prior to, the completion of the development and include amounts required to lease the property.

(c)	The land underlying this development is owned by a third party which Equity Office leases under a ground lease agreement.

(d)	On September 29, 2005, we acquired approximately 79% or 1,020,000 square feet, of 1095 Avenue of the Americas. Verizon, the sole tenant, currently occupies approximately 96.8% of the property and will be moving out in phases throughout 2006. We will redevelop the property as Verizon vacates the premises, and we anticipate the redevelopment to be completed in Q3 2007.
     In addition to the developments described above, we own or have under option various land parcels available for development. These developments will be impacted by the timing and likelihood of success of the entitlement processes, both of which are uncertain. These various sites include, among others: Russia Wharf, Boston, MA; Reston Town Center, Reston, VA; Dulles Station, Herndon, VA; Prominence in Buckhead, Atlanta, GA; Perimeter Center, Atlanta, GA; Tabor Center, Denver, CO; La Jolla Centre, San Diego, CA; Orange Center, Orange, CA; Skyport Plaza, San Jose, CA; Foundry Square, San Francisco, CA; Station Landing, Walnut Creek, CA; City Center Bellevue, Bellevue, WA; 8th Street, Bellevue, WA; 175 Wyman, Waltham, MA; Parkshore Plaza, Folsom, CA; Commerce Plaza, Oakbrook, IL; and First & Main, Portland, OR.
There are no unconsolidated joint venture properties under development as of September 30, 2005.

Equity Office Properties Trust
Fixed and Variable Rate Consolidated Debt

	September 30, 2005	December 31, 2004	Change
	(Dollars in thousands)
Balance (includes discounts and premiums)
Fixed rate:
Mortgage debt	$1,752,908	$2,502,871	$(749,963)
Unsecured notes	8,786,776	8,439,016	347,760

Total	10,539,684	10,941,887	(402,203)

Variable rate:
Mortgage debt	—	106,196	(106,196)
Unsecured notes and lines of credit (a)	1,056,000	1,761,376	(705,376)

Total	1,056,000	1,867,572	(811,572)

Total	$11,595,684	$12,809,459	$(1,213,775)

Percent of total debt
Fixed rate	90.9%	85.4%	5.5%
Variable rate (a)	9.1%	14.6%	-5.5%

Total	100.0%	100.0%	0.0%

Effective interest rate at end of period
Fixed rate:
Mortgage debt	7.53%	7.80%	-0.27%
Unsecured notes	6.80%	6.87%	-0.07%

Effective interest rate	6.92%	7.09%	-0.17%

Variable rate:
Mortgage debt	—	5.53%	-5.53%
Unsecured notes and lines of credit	4.42%	3.75%	0.67%

Effective interest rate	4.42%	3.85%	0.57%

Total	6.70%	6.61%	0.09%

(a) The variable rate debt as of December 31, 2004 included $1.0 billion of fixed rate unsecured notes that were converted to variable rates through several interest rate swaps entered into in March 2004. These swaps were terminated at different times during the nine months ended September 30, 2005. The interest rates for the remaining variable rate debt are based on various spreads over LIBOR.

Equity Office Properties Trust
Debt Summary
September 30, 2005

	Coupon	Effective	Principal	Maturity	Due at	Years to
Consolidated Property Debt:	Rate	Rate (a)	Balance	Date	Maturity	Maturity
			(Dollars in thousands)
Secured Fixed Rate Debt
Wells Fargo Center	8.74%	7.97%	$110,000	12/31/05	$110,000
Perimeter Center	7.08%	7.08%	181,019	03/31/06	178,571
Bayhill Office Center	8.35%	7.94%	47,439	12/01/06	45,751
Bayhill Office Center	6.90%	6.90%	38,069	12/01/06	37,422
Reston Town Center	8.00%	8.00%	83,140	01/01/07	81,194
Reston Town Center	6.90%	6.90%	28,552	01/01/07	28,030
E.J. Randolph	8.19%	8.19%	13,354	01/01/07	12,935
Northridge I	8.19%	8.19%	12,108	01/01/07	11,728
Shorebreeze I and II	4.19%	5.43%	22,289	03/01/07	21,476
Westbrook Corporate Center	8.00%	8.00%	91,806	05/01/07	87,844
Wilshire Palisades	6.45%	6.45%	38,510	07/01/08	36,854
11111 Sunset Hills Road	6.12%	4.97%	22,433	07/11/08	21,584
Corporate 500 Centre	6.66%	7.98%	80,006	11/01/08	80,006
Bayside Plaza	7.26%	7.62%	13,971	08/15/09	12,435
Centerside II	7.26%	7.72%	21,712	08/15/09	19,325
700 North Brand	7.26%	7.88%	24,115	08/15/09	21,464
Golden Bear Center	7.26%	7.72%	18,331	08/15/09	16,316
Bixby Ranch	7.26%	7.62%	25,539	08/15/09	22,731
One Memorial	7.26%	7.88%	56,505	08/15/09	50,293
SunAmerica Center	7.94%	7.94%	198,957	10/01/09	187,855
Peninsula Office Park	7.23%	7.78%	79,121	11/01/09	70,026
Embarcadero Place	7.23%	7.78%	34,250	11/01/09	30,313
201 California Street	7.23%	7.96%	39,854	11/01/09	35,363
Tower 56	7.23%	7.87%	22,467	11/01/09	19,884
125 Summer Street	7.23%	8.12%	70,786	11/01/09	62,649
Washington Mutual Tower	4.55%	4.56%	79,250	06/01/10	79,250
Park Avenue Tower / 850 Third Avenue	8.47%	8.51%	181,031	06/30/10	180,000
The Plaza at La Jolla Village	6.87%	7.50%	75,985	01/10/11	69,608
1300 North 17th Street	5.81%	5.81%	47,736	01/01/13	41,212
Santa Monica Business Park	9.88%	7.36%	6,277	12/10/13	—

Total / Weighted Average Secured Fixed Rate Debt	7.37%	7.53%	1,764,612		1,672,119	3.1

Net discount on mortgage debt			(11,704)

Total / Weighted Average Secured Debt	7.37%	7.53%	$1,752,908		$1,672,119	3.1

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

Equity Office Properties Trust
Debt Summary
September 30, 2005

			Principal			Years to
Unsecured Debt:	Coupon Rate	Effective Rate (a)	Balance	Maturity Date	Due at Maturity	Maturity
	(Dollars in thousands)
Fixed Rate Unsecured Notes
Original Term:
6 Year	8.38%	7.65%	$500,000	03/15/06	$500,000
9 Year	7.44%	7.74%	50,000	09/01/06	50,000
10 Year	7.13%	6.74%	100,000	12/01/06	100,000
9 Year	7.00%	6.80%	1,500	02/02/07	1,500
9 Year	6.88%	6.83%	25,000	04/30/07	25,000
9 Year	6.76%	6.76%	300,000	06/15/07	300,000
10 Year	7.41%	7.70%	50,000	09/01/07	50,000
7 Year	7.75%	7.91%	600,000	11/15/07	600,000
10 Year	6.75%	6.97%	150,000	01/15/08	150,000
10 Year	6.75%	7.01%	300,000	02/15/08	300,000
10 Year	6.80%	6.94%	500,000	01/15/09	500,000
10 Year	7.25%	7.14%	200,000	05/01/09	200,000
11 Year	7.13%	6.97%	150,000	07/01/09	150,000
10 Year	8.10%	8.22%	360,000	08/01/10	360,000
6 Year	4.65%	4.81%	800,000	10/01/10	800,000
10 Year	7.65%	7.20%	200,000	12/15/10	200,000
10 Year	7.00%	6.83%	1,100,000	07/15/11	1,100,000
10 Year	6.75%	7.02%	500,000	02/15/12	500,000
10 Year	5.88%	5.98%	500,000	01/15/13	500,000
10 Year (b)	4.75%	5.54%	1,000,000	03/15/14	1,000,000
20 Year	7.88%	8.08%	25,000	12/01/16	25,000
20 Year	7.35%	8.08%	200,000	12/01/17	200,000
20 Year	7.25%	7.54%	250,000	02/15/18	250,000
30 Year	7.50%	8.24%	150,000	10/01/27	150,000
30 Year	7.25%	7.31%	225,000	06/15/28	225,000
30 Year	7.50%	7.55%	200,000	04/19/29	200,000
30 Year	7.88%	7.94%	300,000	07/15/31	300,000

EOP InterNotes (c)	4.29%	4.55%	73,251	11/15/06 - 09/15/11	73,251

Total / Weighted Average Fixed Rate Unsecured Notes	6.68%	6.80%	8,809,751		8,809,751	7.0

Variable Rate Unsecured Notes
6 Year Unsecured Notes LIBOR + 60 bp	4.10%	4.23%	200,000	10/01/10	200,000
10 Year Unsecured Notes LIBOR + 77.5 bp	4.64%	4.74%	45,000	05/27/14	45,000

Total / Weighted Average Variable Rate Unsecured Notes	4.20%	4.33%	245,000		245,000	5.7

Net discount on unsecured notes			(22,975)

Total / Weighted Average Unsecured Notes	6.61%	6.74%	$9,031,776		$9,054,751	7.0

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

(b)	In March 2004, Equity Office entered into interest rate swap agreements that effectively converted these notes to a variable interest rate based on the 6-month LIBOR rate. $250 million of the interest rate swaps were terminated during June 2005 and the remaining $750 million were terminated in September 2005. The termination of the swaps effectively converted the notes back to a fixed interest rate.

(c)	The rates shown are weighted average rates. The coupon rate on the EOP InterNotes ranges from 3.30% to 5.25%. Including all offering expenses, the all-in effective rates of the EOP InterNotes range from 3.61% to 5.46%.

Equity Office Properties Trust
Debt Summary
September 30, 2005

				Principal			Years to
		Coupon Rate	Effective Rate (a)	Balance	Maturity Date	Due at Maturity	Maturity
		(Dollars in thousands)
Variable Rate Line of Credit
$1.25 Billion Revolving Credit Facility	LIBOR + 47.5 bp plus facility fee of 15 bp on $1.25 billion	4.30%	4.45%	$811,000	08/03/09	$811,000	3.8

Total / Weighted Average Consolidated Fixed Rate Debt		6.79%	6.92%	10,539,684		10,481,870	6.3

Total / Weighted Average Consolidated Variable Rate Debt		4.28%	4.42%	1,056,000		1,056,000	4.3

Total / Weighted Average Consolidated Debt		6.56%	6.70%	11,595,684		11,537,870	6.2

Pro Rata Share of Unconsolidated Joint Venture Debt
SunTrust Center	LIBOR + 80 bp	4.66%	4.66%	12,500	12/14/05	12,500
Bank One Center	LIBOR + 80 bp	4.66%	4.66%	16,250	12/14/05	16,250
Promenade II		7.84%	7.84%	40,639	10/01/06	39,325
Promenade II		6.90%	6.90%	9,517	10/01/06	9,391
Pasadena Towers		6.92%	6.92%	15,222	08/01/08	14,371
1601 Market Street		5.12%	5.12%	6,765	11/11/09	6,765
Bank of America		4.48%	4.48%	97,695	01/04/10	92,877
1700 Market Street		5.35%	5.35%	9,779	11/06/11	7,869
1700 Market Street	LIBOR + 250 bp	6.06%	6.06%	1,353	11/06/11	1,353
75-101 Federal Street		5.05%	5.05%	61,853	11/01/12	52,676
One Post Office Square		5.70%	5.70%	87,500	10/01/13	77,017
Yahoo! Center		5.27%	5.27%	125,000	10/01/15	125,000

Total / Weighted Average Pro Rata Share of Unconsolidated Joint Venture Debt		5.43%	5.43%	484,073		455,394	6.2

Total / Weighted Average Consolidated and Pro Rata Share of Unconsolidated Joint Venture Debt		6.52%	6.65%	$12,079,757		$11,993,264	6.2

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts.

Equity Office Properties Trust
Debt Maturity and Mandatorily Redeemable Preferred Shares (a)
September 30, 2005

	Mortgage Debt					Series B
Year	Consolidated	Unconsolidated	Unsecured Notes	Line of Credit	Total Debt	Preferred Shares	Effective Rate (b)
			(Dollars in thousands)
2005	$110,000	$28,750	$—	$—	$138,750	$—	7.28%
2006	261,744	48,716	652,924	—	963,384	—	7.43%
2007	243,207	—	988,543	—	1,231,750	—	7.52%
2008	138,444	14,371	489,522	—	642,337	299,497	6.86%
2009	548,654	6,765	861,957	811,000	2,228,376	—	6.31%
2010	259,250	92,877	1,564,207	—	1,916,334	—	5.96%
2011	69,608	9,222	1,102,598	—	1,181,428	—	6.86%
2012	—	52,676	500,000	—	552,676	—	6.80%
2013	41,212	77,017	500,000	—	618,229	—	5.94%
2014	—	—	1,045,000	—	1,045,000	—	5.51%
2015	—	125,000	—	—	125,000	—	5.27%
2016	—	—	25,000	—	25,000	—	8.08%
2017	—	—	200,000	—	200,000	—	8.08%
2018	—	—	250,000	—	250,000	—	7.54%
2027	—	—	150,000	—	150,000	—	8.24%
2028	—	—	225,000	—	225,000	—	7.31%
2029	—	—	200,000	—	200,000	—	7.55%
2031	—	—	300,000	—	300,000	—	7.94%

Total / Weighted Average	$1,672,119	$455,394	$9,054,751	$811,000	$11,993,264	$299,497	6.65%

(a)	Excludes principal payments prior to maturity.

(b)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts. The 5.25% Series B Preferred Shares are excluded from the effective rate calculations.

Equity Office Properties Trust
Tenant Improvements and Leasing Costs
September 30, 2005
The amounts shown below represent the total tenant improvements and leasing costs for leases which commenced during the period, regardless of when such costs were actually paid.

	For the three months ended September 30,
	2005			2004
	(Dollars in thousands, except per square foot amounts)
			Total Cost			Total Cost
			per Square			per Square
	Total Costs		Foot Leased	Total Costs		Foot Leased
CONSOLIDATED PROPERTIES:
Office Properties:
Renewals	$22,329		$11.00	$26,304		$15.13
Retenanted	77,614		25.94	73,702		27.04

Total / Weighted Average	99,943		19.90	100,006		22.40

UNCONSOLIDATED JOINT VENTURES:
Renewals	922	(a)	21.33	1,096	(a)	16.49
Retenanted	7,109	(a)	38.41	3,321	(a)	42.26

Total / Weighted Average	8,031	(a)	35.18	4,417	(a)	30.45

Total / Weighted Average	$107,974		$20.57	$104,423		$22.66

	For the nine months ended September 30,
	2005			2004
	(Dollars in thousands, except per square foot amounts)
			Total Cost			Total Cost
			per Square			per Square
	Total Costs		Foot Leased	Total Costs		Foot Leased
CONSOLIDATED PROPERTIES:
Office Properties:
Renewals	$92,159		$13.44	$72,527		$11.10
Retenanted	183,399		23.55	192,608		24.05

Total / Weighted Average	275,558		18.82	265,135		18.23

UNCONSOLIDATED JOINT VENTURES:
Renewals	2,048	(a)	13.31	9,794	(a)	20.03
Retenanted	23,204	(a)	40.75	9,827	(a)	31.25

Total / Weighted Average	25,252	(a)	34.91	19,621	(a)	24.42

Total / Weighted Average	$300,810		$19.57	$284,756		$18.56

(a)	Represents our share of unconsolidated joint ventures tenant improvements and leasing costs for office properties.

Equity Office Properties Trust
Tenant Improvements, Leasing Costs and Capital Improvements
Reconciliation to the Consolidated Statements of Cash Flows
     The information on the prior page includes tenant improvements and leasing costs for leases which commenced during the period shown. The amounts included in the consolidated statements of cash flows represent the cash expenditures made during the period, regardless of when the leases commence. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. Capital improvements reflect amounts paid or accrued for the periods shown. The reconciliation between the amounts shown on the prior page for the consolidated properties and the amounts disclosed in the consolidated statements of cash flows is as follows:

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2005	2004	2005	2004
		(Dollars in thousands)
Capital improvements	$12,411	$6,305	$28,376	$27,794
Tenant improvements and leasing costs
Office properties	99,943	100,006	275,558	265,135
Industrial properties	—	1,502	—	4,440
Expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other	8,839	1,477	16,823	7,029

Subtotal	121,193	109,290	320,757	304,398
Development costs	1,977	1,599	6,672	44,127
Redevelopment costs	—	901	—	1,257
Timing differences	7,498	13,328	7,952	79,760

Total capital improvements, tenant improvements and leasing costs	$130,668	$125,118	$335,381	$429,542

Selected items from the consolidated statements of cash flows:
Capital and tenant improvements	$90,945	$91,973	$241,908	$335,522
Lease commissions and other costs	39,723	33,145	93,473	94,020

Total	$130,668	$125,118	$335,381	$429,542

Unconsolidated Joint Ventures (a):
Capital improvements	$1,596	$1,034	$3,683	$2,811

(a)	Amounts shown represent our share of unconsolidated joint ventures. All joint ventures are office properties.

Equity Office Properties Trust
Portfolio Summary
September 30, 2005

	Total Office Portfolio	Effective Office Portfolio
	Square Feet	Square Feet	% NOI (a)
CBD	49,770,173	41,593,714	47.2%
Suburban	63,325,103	60,907,392	52.8%

Total	113,095,276	102,501,106	100.0%

		Effective Office Portfolio
		CBD				Suburban				Total
			Square	% Square			Square	% Square			Square	% Square
Market	State	Buildings	Feet	Feet	% NOI (a)	Buildings	Feet	Feet	% NOI (a)	Buildings	Feet	Feet	% NOI (a)

Boston	MA	19	8,039,522	7.8%	10.9%	34	3,847,504	3.8%	3.3%	53	11,887,026	11.6%	14.2%
San Francisco	CA	11	3,747,331	3.7%	4.6%	56	4,942,484	4.8%	6.2%	67	8,689,815	8.5%	10.7%
New York	NY	7	5,361,421	5.2%	9.6%	—	—	0.0%	0.0%	7	5,361,421	5.2%	9.6%
San Jose	CA	2	643,046	0.6%	0.8%	80	5,904,393	5.8%	7.6%	82	6,547,439	6.4%	8.5%
Seattle	WA	12	3,941,576	3.8%	4.5%	42	4,835,011	4.7%	3.9%	54	8,776,587	8.6%	8.4%
Los Angeles	CA	2	1,896,244	1.8%	1.8%	46	5,383,766	5.3%	6.4%	48	7,280,010	7.1%	8.2%
Chicago	IL	8	5,376,227	5.2%	4.0%	25	5,066,006	4.9%	3.2%	33	10,442,233	10.2%	7.1%
Washington D.C.	DC, VA	10	1,776,776	1.7%	2.4%	18	4,320,007	4.2%	4.3%	28	6,096,783	5.9%	6.7%
Orange County	CA	—	—	0.0%	0.0%	32	6,034,128	5.9%	4.7%	32	6,034,128	5.9%	4.7%
Atlanta	GA	2	1,602,460	1.6%	1.9%	37	5,200,114	5.1%	2.6%	39	6,802,574	6.6%	4.6%
All Others		33	9,209,111	9.0%	6.7%	131	15,373,979	15.0%	10.7%	164	24,583,090	24.0%	17.4%

Total		106	41,593,714	40.6%	47.2%	501	60,907,392	59.4%	52.8%	607	102,501,106	100%	100%

(a)	Equity Office’s Total Office Portfolio consists of 607 office buildings comprising 113.1 million square feet. Excluding partial interests not owned by us for certain properties owned in joint ventures, our share of the Total Office Portfolio is approximately 102.5 million square feet and is referred to as our “Effective Office Portfolio”. Our Effective Office Portfolio represents our economic interest in the office properties from which we generate the net income we recognize in accordance with GAAP. The Effective Office Portfolio square feet of approximately 102.5 million has not been reduced to reflect our minority interest partners’ share of EOP Partnership.

Equity Office Properties Trust
Total Office Portfolio Data
September 30, 2005

Equity Office Properties Trust
Gross Leasing Summary
September 30, 2005

	For the three months ended September 30,
	2005	2004
Leased square footage (a)	5,575,587	5,028,416
Weighted average term in years	4.82	5.85
Rental Rates (b)

	GAAP	Cash	GAAP	Cash
	Basis (c)	Basis (d)	Basis (c)	Basis (d)
Rate on expiring leases	$28.98	$29.65	$27.64	$28.22
Rate on terminated leases	29.99	31.40	28.50	30.33

Rate on expiring and terminated leases	29.13	29.90	27.79	28.61
Rate on new and renewal leases	25.71	24.89	24.28	23.41

Change from expiring and terminated leases	($3.42)	($5.01)	($3.51)	($5.20)

% Change from expiring and terminated leases	-11.7%	-16.8%	-12.6%	-18.2%

Change from expiring leases only	($3.27)	($4.76)	($3.36)	($4.81)

% Change from expiring leases only	-11.3%	-16.1%	-12.2%	-17.0%

	For the nine months ended September 30,
	2005	2004
Leased square footage (a)	16,275,329	16,685,427
Weighted average term in years	5.53	5.38
Rental Rates (b)

	GAAP	Cash	GAAP	Cash
	Basis (c)	Basis (d)	Basis (c)	Basis (d)
Rate on expiring leases	$28.84	$29.55	$26.39	$27.03
Rate on terminated leases	30.40	31.56	30.71	32.48

Rate on expiring and terminated leases	29.11	29.89	27.19	28.04
Rate on new and renewal leases	26.68	25.69	23.97	23.24

Change from expiring and terminated leases	($2.43)	($4.20)	($3.22)	($4.80)

% Change from expiring and terminated leases	-8.3%	-14.1%	-11.8%	-17.1%

Change from expiring leases only	($2.16)	($3.86)	($2.42)	($3.79)

% Change from expiring leases only	-7.5%	-13.1%	-9.2%	-14.0%

(a)	For tenants whose lease term commenced in the period presented.

(b)	The rental rates are presented on an annual weighted-average basis based on square footage.

(c)	These weighted average GAAP rental rates are based on the average annual base rent per square foot over the term of each lease and the current estimated tenant reimbursements, if any.

(d)	These weighted average annual cash rental rates are based on the monthly contractual rent when the lease commenced, expired or terminated multiplied by 12 months. For new and renewal leases, if the monthly contractual rent when the lease commenced is $0 then the rental rate represents the first monthly rent payment due multiplied by 12 months (“Annualized Cash Rent”). The contractual rent amounts include total base rent and estimated expense reimbursements from tenants before any adjustments for rent abatements and contractual increases or decreases in rent. We believe Annualized Cash Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Occupancy Summary
September 30, 2005

		Square Feet
Market	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

Boston	11,593,107	208,333	1,158,976	12,960,416	89.5%	1.6%	8.9%	100%
San Francisco	8,282,041	152,887	1,062,673	9,497,601	87.2%	1.6%	11.2%	100%
New York	5,140,477	—	226,633	5,367,110	95.8%	0.0%	4.2%	100%
San Jose	5,611,402	156,130	779,907	6,547,439	85.7%	2.4%	11.9%	100%
Seattle	9,004,015	295,610	690,061	9,989,686	90.1%	3.0%	6.9%	100%
Los Angeles	7,626,877	347,908	435,554	8,410,339	90.7%	4.1%	5.2%	100%
Chicago	10,305,141	302,523	1,093,281	11,700,945	88.1%	2.6%	9.3%	100%
Washington D.C.	6,117,344	178,922	322,814	6,619,080	92.4%	2.7%	4.9%	100%
Orange County	5,586,272	117,982	329,874	6,034,128	92.6%	2.0%	5.5%	100%
Atlanta	6,258,363	147,005	1,102,610	7,507,978	83.4%	2.0%	14.7%	100%
All Others	25,384,413	516,075	2,560,066	28,460,554	89.2%	1.8%	9.0%	100%

Total	100,909,452	2,423,375	9,762,449	113,095,276	89.2%	2.1%	8.6%	100%

		Square Feet
Location	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

CBD	44,819,528	828,309	4,122,336	49,770,173	90.1%	1.7%	8.3%	100%
Suburban	56,089,924	1,595,066	5,640,113	63,325,103	88.6%	2.5%	8.9%	100%

Total	100,909,452	2,423,375	9,762,449	113,095,276	89.2%	2.1%	8.6%	100%

Equity Office Properties Trust
25 Largest Tenants
September 30, 2005

		Weighted
		Average
		Remaining	Office		Percentage of
		Lease	Portfolio	Aggregate	Aggregate
	Number of	Term in	Annualized	Rentable	Occupied
Largest Tenants (a) (b)	Buildings	Months (c)	Rent	Square Feet	Square Feet
General Services Administration	37	49	2.3%	2,540,763	2.5%
Washington Mutual	31	53	1.5%	1,584,819	1.6%
Ogilvy & Mather	1	45	1.2%	587,212	0.6%
Marsh & McLennan Companies	11	49	1.0%	831,522	0.8%
Wells Fargo	31	92	1.0%	1,022,318	1.0%
Cravath, Swaine & Moore LLP	1	47	0.9%	502,253	0.5%
PricewaterhouseCoopers	5	67	0.9%	628,682	0.6%
Wachovia Corporation	29	43	0.8%	753,107	0.7%
HQ Global/Regus	37	43	0.8%	817,538	0.8%
Citigroup Inc.	34	42	0.8%	733,680	0.7%
State Street	5	117	0.7%	445,085	0.4%
Xerox	5	68	0.7%	281,186	0.3%
Dewey Ballantine LLP	1	161	0.7%	465,676	0.5%
Siemens	6	66	0.7%	434,509	0.4%
Booz Allen Hamilton	4	74	0.7%	714,236	0.7%
Calyon (fka Credit Lyonnais)	1	89	0.7%	363,997	0.4%
Ameriquest Mortgage Company	28	45	0.7%	954,137	0.9%
Deloitte & Touche, LLP	8	75	0.6%	732,619	0.7%
American International Group (AIG)	10	70	0.6%	509,503	0.5%
Merrill Lynch	17	76	0.6%	491,893	0.5%
MFS Investment Management	1	89	0.6%	353,665	0.4%
Advanced Micro Devices	1	64	0.5%	175,000	0.2%
Wilmer Cutler Pickering Hale and Dorr LLP	1	93	0.5%	364,209	0.4%
Chicago Mercantile Exchange	2	38	0.5%	456,411	0.5%
AT&T	5	51	0.5%	562,803	0.6%

Total \ Weighted Average (c)		63	20.6%	17,306,823	17.2%

(a)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0, then the first monthly rent payment due under the existing lease is used to calculate Annualized Rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to September 30, 2005. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(b)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(c)	Weighted average calculation based on aggregate rentable square footage occupied by each tenant without regard to any early lease termination and/or renewal options.

Equity Office Properties Trust
Lease Expiration Schedule
September 30, 2005
The following schedule is based upon the contractual termination date of the leases, without regard to any lease termination and/or renewal options. Some of our leases are subject to various forms of lease termination options exercisable by tenants. Depending on the form of the option, some of these options may or may not require the payment of a fee and notice period as a condition to exercise. Although it is not possible to predict which tenants are likely to exercise these options, it has been our experience that the greatest incidence of lease termination option exercises occur in markets in which the contractual rents under the lease are significantly higher than current market rents. As a result of these lease termination options, renewal options and other factors, such as tenant insolvencies, the actual termination dates of some portion of the leases may vary from the contractual expiration date set forth in the schedule.

					Year of Expiration
	2005 and
(Dollars in thousands except per square	month to
foot amounts)	month (a)	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter (e)	Totals

Boston
Square Feet (b)	156,845	774,415	1,471,725	1,622,438	1,337,225	1,518,798	458,899	1,109,775	1,416,015	724,388	1,002,584	11,593,107
% Square Feet (c)	1.2%	6.0%	11.4%	12.5%	10.3%	11.7%	3.5%	8.6%	10.9%	5.6%	7.7%	89.5%
Annualized Rent for occupied square feet (d)	$4,893	$24,180	$58,922	$58,673	$49,501	$58,787	$18,892	$47,046	$58,923	$26,407	$40,377	$446,600
Annualized Rent per occupied square foot (d)	$31.19	$31.22	$40.04	$36.16	$37.02	$38.71	$41.17	$42.39	$41.61	$36.45	$40.27	$38.52

San Francisco
Square Feet (b)	384,624	862,366	1,242,666	1,304,666	809,964	1,623,898	613,647	404,290	368,785	223,717	443,418	8,282,041
% Square Feet (c)	4.0%	9.1%	13.1%	13.7%	8.5%	17.1%	6.5%	4.3%	3.9%	2.4%	4.7%	87.2%
Annualized Rent for occupied square feet (d)	$15,070	$39,190	$42,930	$51,073	$26,841	$68,636	$25,619	$11,480	$11,433	$5,897	$20,404	$318,571
Annualized Rent per occupied square foot (d)	$39.18	$45.45	$34.55	$39.15	$33.14	$42.27	$41.75	$28.39	$31.00	$26.36	$46.01	$38.47

New York
Square Feet (b)	22,081	166,808	179,343	189,327	1,261,182	172,839	429,636	465,646	439,294	114,544	1,699,777	5,140,477
% Square Feet (c)	0.4%	3.1%	3.3%	3.5%	23.5%	3.2%	8.0%	8.7%	8.2%	2.1%	31.7%	95.8%
Annualized Rent for occupied square feet (d)	$1,241	$10,124	$9,161	$7,871	$73,645	$8,148	$23,130	$20,680	$24,952	$6,916	$82,673	$268,540
Annualized Rent per occupied square foot (d)	$56.18	$60.69	$51.08	$41.58	$58.39	$47.14	$53.84	$44.41	$56.80	$60.38	$48.64	$52.24

San Jose
Square Feet (b)	255,733	700,722	758,644	508,549	504,340	902,982	727,782	485,253	129,475	331,712	306,210	5,611,402
% Square Feet (c)	3.9%	10.7%	11.6%	7.8%	7.7%	13.8%	11.1%	7.4%	2.0%	5.1%	4.7%	85.7%
Annualized Rent for occupied square feet (d)	$6,912	$24,480	$25,135	$12,524	$14,059	$35,000	$42,419	$31,795	$4,079	$6,440	$9,144	$211,986
Annualized Rent per occupied square foot (d)	$27.03	$34.94	$33.13	$24.63	$27.88	$38.76	$58.29	$65.52	$31.50	$19.41	$29.86	$37.78

Seattle
Square Feet (b)	149,056	915,617	926,699	1,190,794	1,423,078	1,347,151	433,414	481,860	566,879	432,583	1,136,884	9,004,015
% Square Feet (c)	1.5%	9.2%	9.3%	11.9%	14.2%	13.5%	4.3%	4.8%	5.7%	4.3%	11.4%	90.1%
Annualized Rent for occupied square feet (d)	$4,056	$25,788	$25,361	$30,359	$34,516	$36,218	$10,905	$13,369	$14,654	$9,876	$26,446	$231,548
Annualized Rent per occupied square foot (d)	$27.21	$28.16	$27.37	$25.49	$24.25	$26.89	$25.16	$27.75	$25.85	$22.83	$23.26	$25.72

Los Angeles
Square Feet (b)	251,958	888,111	1,238,761	677,253	748,752	869,113	536,761	751,549	527,735	358,284	778,600	7,626,877
% Square Feet (c)	3.0%	10.6%	14.7%	8.1%	8.9%	10.3%	6.4%	8.9%	6.3%	4.3%	9.3%	90.7%
Annualized Rent for occupied square feet (d)	$8,676	$32,508	$42,161	$20,800	$20,764	$26,031	$20,392	$25,782	$18,626	$12,643	$25,720	$254,104
Annualized Rent per occupied square foot (d)	$34.43	$36.60	$34.04	$30.71	$27.73	$29.95	$37.99	$34.31	$35.29	$35.29	$33.03	$33.32

Equity Office Properties Trust
Lease Expiration Schedule
September 30, 2005

					Year of Expiration
	2005 and
(Dollars in thousands except per square	month to
foot amounts)	month (a)	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter (e)	Totals

Chicago
Square Feet (b)	279,210	1,351,881	910,832	1,492,964	975,422	1,188,512	607,713	717,818	519,946	530,295	1,730,548	10,305,141
% Square Feet (c)	2.4%	11.6%	7.8%	12.8%	8.3%	10.2%	5.2%	6.1%	4.4%	4.5%	14.8%	88.1%
Annualized Rent for occupied square feet (d)	$6,603	$38,708	$23,929	$43,682	$28,419	$31,857	$15,560	$20,585	$14,374	$13,393	$40,069	$277,179
Annualized Rent per occupied square foot (d)	$23.65	$28.63	$26.27	$29.26	$29.13	$26.80	$25.60	$28.68	$27.64	$25.26	$23.15	$26.90

Washington D.C.
Square Feet (b)	55,972	493,662	805,064	929,994	652,682	454,207	775,651	354,931	250,325	645,277	699,579	6,117,344
% Square Feet (c)	0.8%	7.5%	12.2%	14.1%	9.9%	6.9%	11.7%	5.4%	3.8%	9.7%	10.6%	92.4%
Annualized Rent for occupied square feet (d)	$1,642	$16,142	$22,874	$31,714	$20,761	$18,324	$25,965	$11,223	$9,020	$22,118	$26,367	$206,151
Annualized Rent per occupied square foot (d)	$29.34	$32.70	$28.41	$34.10	$31.81	$40.34	$33.48	$31.62	$36.03	$34.28	$37.69	$33.70

Orange County
Square Feet (b)	189,064	921,971	971,424	1,506,068	558,324	660,260	321,672	212,355	170,745	6,536	67,853	5,586,272
% Square Feet (c)	3.1%	15.3%	16.1%	25.0%	9.3%	10.9%	5.3%	3.5%	2.8%	0.1%	1.1%	92.6%
Annualized Rent for occupied square feet (d)	$5,105	$24,944	$24,637	$35,575	$14,045	$15,647	$7,265	$5,312	$4,068	$165	$979	$137,744
Annualized Rent per occupied square foot (d)	$27.00	$27.06	$25.36	$23.62	$25.16	$23.70	$22.59	$25.02	$23.82	$25.27	$14.44	$24.66

Atlanta
Square Feet (b)	126,164	1,217,772	678,927	688,596	757,371	1,365,855	377,815	175,694	191,404	283,012	395,753	6,258,363
% Square Feet (c)	1.7%	16.2%	9.0%	9.2%	10.1%	18.2%	5.0%	2.3%	2.5%	3.8%	5.3%	83.4%
Annualized Rent for occupied square feet (d)	$2,578	$36,274	$15,227	$13,338	$21,692	$35,185	$8,468	$3,223	$4,358	$5,313	$7,813	$153,467
Annualized Rent per occupied square foot (d)	$20.43	$29.79	$22.43	$19.37	$28.64	$25.76	$22.41	$18.34	$22.77	$18.77	$19.74	$24.52

All Others
Square Feet (b)	1,070,344	3,388,855	3,012,558	3,558,659	4,475,151	3,098,450	1,634,741	1,352,626	945,933	773,656	2,073,440	25,384,413
% Square Feet (c)	3.8%	11.9%	10.6%	12.5%	15.7%	10.9%	5.7%	4.8%	3.3%	2.7%	7.3%	89.2%
Annualized Rent for occupied square feet (d)	$21,729	$89,826	$74,943	$84,667	$100,208	$72,437	$43,110	$31,709	$25,412	$17,813	$46,543	$608,398
Annualized Rent per occupied square foot (d)	$20.30	$26.51	$24.88	$23.79	$22.39	$23.38	$26.37	$23.44	$26.86	$23.02	$22.45	$23.97

Total Portfolio
Square Feet (b)	2,941,051	11,682,180	12,196,643	13,669,308	13,503,491	13,202,065	6,917,731	6,511,797	5,526,536	4,424,004	10,334,646	100,909,452
% Square Feet (c)	2.6%	10.3%	10.8%	12.1%	11.9%	11.7%	6.1%	5.8%	4.9%	3.9%	9.1%	89.2%
Annualized Rent for occupied square feet (d)	$78,504	$362,165	$365,280	$390,276	$404,450	$406,271	$241,725	$222,203	$189,898	$126,981	$326,535	$3,114,290
Annualized Rent per occupied square foot (d)	$26.69	$31.00	$29.95	$28.55	$29.95	$30.77	$34.94	$34.12	$34.36	$28.70	$31.60	$30.86

(a)	797,554 square feet expiring in 2005 is from month to month leases.

(b)	Represents occupied square feet of expiring leases as of the reporting date.

(c)	Represents occupied square feet of expiring leases in the market divided by the market’s total building square feet.

(d)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0, then the first monthly rent payment due under the existing lease is used to calculate Annualized Rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to September 30, 2005. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from October 1, 2005 to September 30, 2006 are approximately $35.3 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(e)	EOP management offices and owner-building use space totaling 831,954 square feet is included in square feet, however, the rent per square foot is $0.

Equity Office Properties Trust
Rent Expiration by Market 2005 to 2007
September 30, 2005

	Percentage of Total Annualized Rent
	Associated With Expiring Leases (a)
Market	2005	2006	2007	Total

Boston	0.16%	0.78%	1.89%	2.83%
San Francisco	0.48%	1.26%	1.38%	3.12%
New York	0.04%	0.33%	0.29%	0.66%
San Jose	0.22%	0.79%	0.81%	1.82%
Seattle	0.13%	0.83%	0.81%	1.77%
Los Angeles	0.28%	1.04%	1.35%	2.68%
Chicago	0.21%	1.24%	0.77%	2.22%
Washington D.C.	0.05%	0.52%	0.73%	1.31%
Orange County	0.16%	0.80%	0.79%	1.76%
Atlanta	0.08%	1.16%	0.49%	1.74%

(a)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0, then the first monthly rent payment due under the existing lease is used to calculate Annualized Rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to September 30, 2005. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from October 1, 2005 to September 30, 2006 are approximately $35.3 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Lease Distribution by Size
September 30, 2005

		Percentage of		Percentage of	Annualized
	Total	Total Office	Annualized	Total Office	Rent per
	Occupied	Portfolio	Rent	Portfolio	Occupied
	Square	Occupied	(in thousands)	Annualized	Square
Square Feet	Feet (a)	Square Feet	(b)	Rent (b)	Foot (b)

2,500 or Less	4,954,484	4.9%	$130,202	4.2%	$26.28
2,501 - 5,000	8,013,565	7.9%	214,528	6.9%	26.77
5,001 - 7,500	6,434,484	6.4%	176,737	5.7%	27.47
7,501 - 10,000	5,117,188	5.1%	141,585	4.5%	27.67
10,001 - 20,000	14,279,968	14.2%	404,910	13.0%	28.36
20,001 - 40,000	16,502,064	16.4%	510,990	16.4%	30.97
40,001 - 60,000	9,331,885	9.2%	287,029	9.2%	30.76
60,001 - 100,000	10,195,082	10.1%	323,299	10.4%	31.71
100,001 or Greater	26,080,732	25.8%	925,011	29.7%	35.47

Total / Weighted Average	100,909,452	100.0%	$3,114,290	100.0%	$30.86

(a)	Total net rentable square feet for office properties is as follows:

	Square Feet	Percent of Total

Occupied by tenants	100,077,498	88.5%
Used for EOP management offices and owner building use space	831,954	0.7%

Total occupied square feet	100,909,452	89.2%
Leased and unoccupied square feet	2,423,375	2.1%
Unleased square feet	9,762,449	8.6%

Total rentable square feet	113,095,276	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0, then the first monthly rent payment due under the existing lease is used to calculate Annualized Rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to September 30, 2005. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from October 1, 2005 to September 30, 2006 are approximately $35.3 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Distribution by Industry
September 30, 2005

			Percentage of
		Occupied	Office Portfolio
		Square	Occupied
NAICS Code	Classification	Feet	Square Feet

541	Professional, Scientific and Technical Services	33,341,779	33.0	%(a)
521-525	Finance and Insurance	27,911,872	27.7	%(b)
511-514	Information	9,352,727	9.3	%(c)
311-339	Manufacturing	4,840,742	4.8%
561-562	Administrative and Support and Waste Management and Remediation Services	2,830,790	2.8%
921-928	Public Administration	4,018,652	4.0%
421-422	Wholesale Trade	1,304,336	1.3%
531-533	Real Estate, Rental and Leasing	2,645,221	2.6%
621-624	Health Care and Social Assistance	1,719,490	1.7%
811-824	Other Services (except Public Administration)	1,678,164	1.7%
441-454	Retail Trade	1,849,526	1.8%
711-713	Arts, Entertainment and Recreation	1,449,539	1.4%
721-722	Accommodation and Food Services	1,252,918	1.2%
611	Educational Services	1,121,641	1.1%
Other	Other	5,592,055	5.5%

Total		100,909,452	100.0%

(a) Professional, Scientific and Technical Services includes the following:
5411	Legal Services	14,274,466	14.1%
5412	Accounting, Tax Preparation, Bookkeeping and Payroll Services	2,741,988	2.7%
5413	Architectural, Engineering, and Related Services	1,944,170	1.9%
5415	Computer Systems Design and Related Services	5,252,327	5.2%
5416	Management, Scientific and Technical Consulting Services (Marketing Consulting Services)	6,285,161	6.2%
	Other Professional, Scientific and Technical Services	2,843,667	2.8%

	Total Professional, Scientific and Technical Services	33,341,779	33.0%

(b) Finance and Insurance includes the following:
523	Securities, Commodity Contracts and Other Financial Investments and Related Activities	8,745,738	8.7%
524	Insurance Carriers and Related Activities	6,865,425	6.8%
5221	Depository Credit Intermediation (Banks, S&Ls, Credit Unions)	6,587,477	6.5%
	Other Finance and Insurance	5,713,232	5.7%

	Total Finance and Insurance	27,911,872	27.7%

(c) Information includes the following:
511	Publishing Industries	4,121,634	4.1%
5133	Telecommunications	3,656,334	3.6%
	Other Information	1,574,759	1.6%

	Total Information	9,352,727	9.3%

Forward-Looking Statements
This release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating this release and the outlook of Equity Office include, but are not limited to, the following: declines in overall activity in our markets have adversely affected our operating results and are expected to continue to adversely affect our operating results until market conditions further improve; in order to continue to pay distributions to our common shareholders at current levels, we must borrow funds or sell assets; we expect to be a net seller of real estate in 2005, which has and will further reduce our income from continuing operations and funds from operations and has and may result in further gains or losses on sales of real estate and impairment charges; our ability to dispose of assets on terms we find acceptable will be subject to market conditions we do not control; we may not be successful in closing all of our pending investment transactions; our properties face significant competition; we face potential adverse effects from tenant bankruptcies or insolvencies; competition for acquisitions or an oversupply of properties for sale could adversely affect us; and an earthquake or terrorist act could adversely affect our business and such losses, or other potential losses, may not be fully covered by insurance.
These and other risks and uncertainties are detailed from time to time in Equity Office’s filings with the SEC, including its 2004 Form 10-K filed on March 16, 2005 and Form 8-K filed on May 20, 2005. Equity Office is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of changes, new information, subsequent events or otherwise.